LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Legg Mason Batterymarch International Equity Trust

Legg Mason Batterymarch Emerging Markets Trust

Class A Shares, Class C Shares, Class FI Shares, Class R Shares, Class R1 Shares,

Class I Shares and Class IS Shares

Fund	Class	Ticker Symbol
International Equity Trust	A	LMEAX
	C	LMGEX
	FI	LGFEX
	R	LMIRX
R1
	I	LGIEX
	IS	LIESX

Emerging Markets Trust	A	LMRAX
	C	LMEMX
	FI	LGFMX
	R	LBERX
R1
	I	LGEMX
	IS	LGMSX

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012 (as supplemented May 31, 2012 and August 3, 2012)

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the funds’ Prospectuses dated May 1, 2012 which have been filed with the U.S. Securities and Exchange Commission (“SEC”). The funds’ financial statements, notes thereto and the reports of their independent registered public accounting firm are incorporated by reference from the funds’ annual reports to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectuses or annual reports may be obtained without charge from the funds’ distributor, Legg Mason Investor Services, LLC (“LMIS”), by calling the funds at 1-877-721-1926 or by visiting the funds’ website at www.leggmason.com/individualinvestors.

Legg Mason Investor Services, LLC

55 Water Street

New York, New York 10041

1-877-721-1926

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectuses and this SAI do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

Description of the Funds

Legg Mason Global Asset Management Trust (the “Trust”) is an open-end management investment company that was established on October 7, 2009. On April 30, 2012, each of Legg Mason Batterymarch International Equity Trust (“International Equity”) and Legg Mason Batterymarch Emerging Markets Trust (“Emerging Markets”) was redomiciled as a separate series of the Trust. As a result, each fund is now a separate diversified series of the Trust, a Maryland statutory trust.

Prior to April 30, 2012, International Equity and Emerging Markets were each separate series of Legg Mason Global Trust, Inc., (“Corporation”) an open-end management investment company that was incorporated in Maryland on December 31, 1992. Effective October 5, 2009, the Board of Directors of the Corporation (the “Board”) changed the name of Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust to Legg Mason Batterymarch International Equity Trust and Legg Mason Batterymarch Emerging Markets Trust, respectively.

Fund Policies

The following information supplements the information concerning each fund’s investment objective, policies and limitations found in the Prospectuses.

International Equity’s investment objective is to seek maximum long-term total return. Emerging Markets’ investment objective is to seek long-term capital appreciation. The investment objective of each fund is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Each fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.	Borrowing: Each fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2.	Underwriting: Each fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.	Loans: Each fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.	Senior Securities: Each fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.	Real Estate: Each fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.	Commodities: Each fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7.	Concentration: Each fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of each fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each fund is diversified under the 1940 Act. Although not a part of each fund’s fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund’s total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Each fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Unless otherwise stated, each fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that each fund currently observes:

1.	Borrowing: Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2.	Illiquid Securities: Each fund may invest up to 15% of its net assets in illiquid securities.

3.	Short Sales: Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent a fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4.	Margin Purchases: Each fund may not purchase securities on margin, except that (1) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) each fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

5.	Investment Companies: The funds have adopted a non-fundamental investment policy prohibiting them from investing in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the funds from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets; or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

Under normal circumstances, International Equity intends to invest at least 65% of its total assets in equity securities of issuers located outside the United States.

Under normal circumstances, International Equity intends to invest at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities.

Under normal circumstances, Emerging Markets intends to invest at least 80% of its net assets, plus any borrowing for investment purposes, in emerging market equity securities.

Neither fund may change its policy to invest at least 80% of its net assets, plus any borrowing for investment purposes, as described in the two preceding paragraphs, unless it provides shareholders with at least 60 days’ prior written notice of such change.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectuses or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time a fund enters into a binding commitment to complete the investment. Each fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of a fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity.

Investment Strategies and Risks

The following applies to all of the funds, unless otherwise indicated:

Illiquid Investments and Restricted Securities

Each fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments may include repurchase agreements with terms of greater than seven days, restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, a fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. A fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser, acting pursuant to guidelines established by the Board, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in a fund's portfolio may adversely affect the fund's liquidity.

The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. Each fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Each fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security.

There are various investment techniques that may give rise to an obligation of a fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements.

Securities Lending

Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements.

Each fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value (“NAV”).

Securities of Other Investment Companies

The funds may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for that fund. If a fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, a fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities.

The funds may also invest in the securities of private investment companies, including “hedge funds.” As with investments in other investment companies, if a fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for a fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the fund invests in certain exchange-traded funds or money market funds.

The funds will invest in the securities of other investment companies, including private investment companies, when, in the adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

As a non-fundamental policy, International Equity will not rely on the exemptions contained in sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act to invest in the shares of other investment companies in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

Securities of Exchange-Traded Funds (“ETFs”)

A fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and a fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, a fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to a fund’s ability to purchase securities issued by other investment companies apply.

Repurchase Agreements

When cash is temporarily available, or for temporary defensive purposes, each fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. A fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited.

When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

In determining its status as a diversified fund, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Reverse Repurchase Agreements and Dollar Rolls

A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio investment to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment.

A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio investments. A fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

The funds may also enter into dollar roll transactions in which a fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, a fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to invest the proceeds of the securities sold.

When a fund reinvests the proceeds of a reverse repurchase agreement or dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund’s assets. As a result, such transactions could increase fluctuation in the fund’s NAV. If a fund reinvests the proceeds of the agreement or dollar roll at a rate lower than the cost of the agreement or dollar roll, engaging in the agreement or dollar roll will lower the fund’s yield.

To avoid potential leveraging effects of reverse repurchase agreements and dollar rolls, each fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements or dollar rolls.

A fund will not engage in reverse repurchase agreements if its total borrowings exceed 33 1/3% of its total assets.

Foreign Securities

Each fund may invest in securities of foreign issuers, foreign currencies, and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return can be earned thereon. The inability of a fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since each fund may invest in securities denominated in currencies other than the U.S. dollar and since a fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of a fund’s shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

In addition to purchasing foreign securities, each fund may invest in American Depositary Receipts (“ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of each fund’s investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each fund may also invest in Global Depositary Receipts (“GDRs”), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

Each fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East and Africa). The risks of foreign investment are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the funds should be considered speculative.

Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with a low- to middle-income economy according to the International Bank for Reconstruction and Development (“World Bank”); (iii) listed in World Bank publications as developing or (iv) determined by the adviser to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities; (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s portfolio securities in such markets may not be readily available.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Sovereign Government and Supranational Debt. The funds may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Investment in Japan (International Equity)

In recent years International Equity has at times invested more than 15% of its total assets in securities of Japanese issuers. Japan has the largest capitalized stock market outside the United States. The performance of the fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan’s economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country’s infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China and Russia.

Investment in the UK (International Equity)

In recent years International Equity has invested more than 20% of its total assets in securities of United Kingdom issuers. Securities of United Kingdom issuers are denominated in the British pound sterling and will fluctuate with pound sterling—U.S. Dollar exchange rate movements. The United Kingdom’s largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world and the world’s leading marketplace for the trading of international equities. The United Kingdom’s economy vies with France as the world’s fifth largest economy. The Economic and Monetary Union (“EMU”) became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, its government has not taken any action to join the EMU. The United Kingdom’s decision not to join the EMU when it was launched in 1999 provoked some European financial business to move from London to within the Euro region, but London remains a dominant financial center in Western Europe.

Investment in China (Emerging Markets)

In recent years, Emerging Markets has at times invested more than 15% of its total assets in securities of issuers the adviser considers to be Chinese issuers. China’s economy has transitioned from a central-planned state-run economy to one with more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over industrial development and China’s economic growth through the allocation of resources, controlling payment of foreign-currency denominated obligations, setting monetary policy and establishing policies preferential toward particular industries or companies. These actions may adversely affect the market prices and liquidity of the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

In addition, recent global market volatility has slowed China’s economic growth, along with its exports and foreign investments in the country. The government has taken unprecedented steps to shore up economic growth and to prevent widespread unemployment. The results of these measures are uncertain.

The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies or in trade policies toward China by its trading partners. Also, over the long term, China faces challenges dealing with the country’s aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap, which all carry political and economic implications.

In addition, the Chinese legal system constitutes a significant risk factor for investors. Laws and regulations dealing with various economic matters, such as foreign investment, corporate organization and governance, commerce, taxation and trade, are relatively new, and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are therefore less certain.

Investment in Brazil (Emerging Markets)

In recent years, Emerging Markets has at times invested more than 15% of its total assets in securities of issuers the adviser considers to be Brazilian issuers, in part as a result of the size of that market in the fund’s benchmark. Investments in Brazilian securities may be subject to certain restrictions on foreign investment and unanticipated political or social developments may result in sudden and significant investment losses. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government, including changes to monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. Inflationary pressures could slow the rate of growth of the Brazilian economy, limit the ability of certain Brazilian issuers to access foreign financial markets and lead to further government intervention in the economy. Conversely, depreciation may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Adverse economic events in one country can have a significant effect on other countries of this region. The agricultural and mining sectors of Brazil’s economy account for a large portion of its exports and, therefore, the economy is particularly sensitive to fluctuations in commodity prices. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Brazilian economy.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil’s debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Investment in South Korea (Emerging Markets)

In recent years, Emerging Markets has at times invested more than 15% of its total assets in securities of issuers the adviser considers to be South Korean issuers. South Korea’s economy may be adversely affected by changes in the economies of its key trading partners, surrounding Asian countries and the United States. Political tension between South Korea and North Korea also presents an ongoing risk to its economy. Hostilities between

North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.

The market capitalization and trading volume of issuers in South Korean securities markets are concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.

Currency Fluctuations

Each fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of a fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the U.S. and other economic and financial conditions affecting the world economy. A fund may also be affected favorably or unfavorably by exchange control regulations.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of a fund. Moreover, if the value of the foreign currencies in which a fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, that fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which a fund invests without regard to the effect such fluctuations have on income received or gains realized by the fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. However, governmental regulations and limited currency exchange markets in most emerging markets make it highly unlikely that International Equity (to the extent it invests in emerging market securities) or Emerging Markets will be able to engage in any hedging operations, at least in the foreseeable future. If hedging opportunities become available and the adviser elects to employ them, a fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, each fund will incur transaction costs in connection with conversions between various currencies.

Debt Securities

Each fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, a fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Each fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of a fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. A fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”); however, the adviser does consider such ratings in determining whether the security is an appropriate investment for the fund. Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, are considered below investment grade but offer a higher current yield than that provided by higher-grade issues, but also involve higher risks. Such securities are commonly referred to as “junk bonds.” Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. Debt securities rated C by Moody’s and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. If an investment grade security purchased by a fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it.

The ratings of S&P and Moody’s represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by S&P and Moody’s is included in Appendix A.

Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are commonly referred to as “junk bonds.”

At certain times in the past, the prices of many lower-rated debt securities have declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience financial difficulties. At such times, the yields on lower-rated debt securities may rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer’s financial restructuring or default. There can be no assurance that such declines will not reoccur.

The market for lower-rated debt securities may be thinner and less active than that for higher quality debt securities, which may limit a fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.

Preferred Stock

Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by a fund is called for redemption, the fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser. Moody’s describes securities rated “Ba” as having speculative elements and subject to substantial credit risk.

Foreign Currency Exchange-Related Securities and Warrants

Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Financial Instruments

GENERAL. Each fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to attempt to enhance its return or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage a fund’s foreign currency exposure (including exposure to the euro) as well as other risks of a fund’s investments that can affect its NAV. The adviser may determine not to hedge particular risks, and a fund may be completely unhedged at any point in time. Emerging Markets will not often employ hedging strategies; however, the fund reserves the right to hedge its portfolio investments in the future. Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 40% of the fund’s total assets would be so invested.

As an operating policy, each fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each fund is authorized to invest in foreign securities, each fund may purchase and sell foreign currency (including euro) derivatives.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations. See “Additional Tax Information.”

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the funds to continue to claim this exclusion. The funds would be limited in their ability to use futures or options on futures or engage in swaps transactions if they continued to claim the exclusion. If the funds were no longer able to claim the exclusion, the funds’ manager would likely become subject to registration and regulation as a commodity pool operator or the funds might be limited in the use of these transactions. The funds and the manager are continuing to analyze the effect of these rules changes on the funds.

In addition to the instruments, strategies and risks described below, the adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds’ Prospectuses or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

FINANCIAL INSTRUMENTS AND HEDGING. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund’s portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon an adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a fund might be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

COVER. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the funds’ books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance its return by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as the result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs.

Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a fund’s NAV being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Each fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by a fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid.

Generally, OTC foreign currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed income portfolio. If the adviser wishes to shorten the average duration of a fund’s fixed income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of a fund’s fixed income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options thereon. Successful use of futures contracts and related options depends upon the ability of the adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a fund would continue to be required to make variation margin payments.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. In addition, a fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, a fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. A fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in a fund’s portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

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FOREIGN CURRENCY HEDGING STRATEGIES—SPECIAL CONSIDERATIONS. Each fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund’s securities are denominated or to attempt to enhance the fund’s return. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. A fund may, however, determine not to hedge particular risks, and a fund may be completely unhedged at any point in time.

Each fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. Each fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on an adviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser’s use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

COMBINED POSITIONS. Each fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

TURNOVER. Each fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The creditworthiness of firms with which a fund enters into swaps, caps, floors or collars will be monitored by the adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the fund’s custodian that satisfies the requirements of the 1940 Act. A fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The adviser and the funds believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund’s restrictions on borrowing or senior securities.

PORTFOLIO TURNOVER. Each fund may have an annual portfolio turnover rate significantly in excess of 100%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the fund. It may also increase the amount of short-term capital gains realized by the fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. Each fund will take these possibilities into account as part of its investment strategies.

Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each fund.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in December of 2010, initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which a fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Subject to prior disclosure to shareholders, the Board may, in the future, authorize a fund to invest in securities other than those listed here and in the Prospectuses, provided that such investment would be consistent with a fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the fund.

Additional Risk Disclosure

Investments by Affiliated Funds of Funds in the Fund (International Equity)

Certain investment companies which are affiliated with the fund because they are managed by an investment advisory affiliate of the fund’s investment manager may invest in the fund. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), and investment adviser, Batterymarch Financial Management, Inc. (“Batterymarch” or the “adviser”), may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the manager and adviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the fund) than would be permitted for an unaffiliated investor.

Additional Tax Information

The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is “qualified dividend income” (as described in the Prospectuses) is taxable as net capital gain, at a maximum federal income tax rate of 15% through 2012) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

On December 31, 2011, the unused capital loss carryforwards for International Equity were $323,187,768. For federal income tax purposes, these amounts are available to be applied against future capital gains, if any, that are realized prior to the expiration of the applicable carryforwards. Of these capital loss carryforwards, $132,426,846 will expire in 2016, $187,642,091 will expire in 2017 and $3,118,831 will expire in 2018.

On December 31, 2011, the unused capital loss carryforwards for Emerging Markets were $56,536,720. For federal income tax purposes, these amounts are available to be applied against future capital gains, if any, that are realized prior to the expiration of the applicable carryforwards. Of these capital loss carryforwards, $56,536,720 will expire in 2017.

Starting with each fund’s taxable year ending December 31, 2011, capital loss carryforwards will not expire and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years.

Dividends and Other Distributions and Redemption of Shares

Dividends and other distributions a fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Dividends from each fund’s investment company taxable income, whether received in cash or additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of the dividends from each fund’s investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to “qualified dividend income” that individual shareholders receive in taxable years beginning before January 1, 2013 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate for any fund may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends a fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. A fund's distributions of net capital gain (“capital gain distributions”) do not qualify for the dividends-received deduction.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions a fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2013, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate. Furthermore, if shares of a fund are purchased within 30 days before or after a redemption of shares of that fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of any newly purchased shares.

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. shareholder"), depends on whether the income from a fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder. If the income from a fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of fund shares and fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Distributions that are designated as "interest-related dividends" or "short-term capital gain dividends" will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2012. The fund currently does not expect to designate any distributions as "interest-related dividends" or "short-term capital gain dividends." If the income from the fund is effectively connected with your U.S. trade or business, you will be subject to federal income tax on such income as if you were a U.S. shareholder.

Non-U.S. shareholders must satisfy certain certification and filing requirements to qualify for the exemptions from U.S. withholding tax and for a reduced rate of U.S. withholding tax under income tax treaties. Non-U.S. shareholders should consult their tax advisers with respect to the potential application of these regulations. Beginning in 2013, a withholding tax of 30% will apply to payments of fund dividends and gross proceeds of fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the Internal Revenue Service and/or the fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

Cost Basis Reporting

The funds, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of sale proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), each fund expects to use the average basis default method, in which the basis per redeemed share is reported as an average of the shareholder’s total basis of fund shares in any given account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

Shareholders may instruct the funds to use a method other than average basis for an account, but the application of that other method will depend on whether shares in that account have previously been sold or exchanged. For further assistance, shareholders who hold their shares directly with a fund may call the funds at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Foreign Securities

FOREIGN TAXES. Dividends and interest a fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as the shareholder’s own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax, or alternatively, deduct the foreign taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If a fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals’ “qualified dividend income.”

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each fund may elect to “mark-to-market” its stock in any PFIC and, in such event, would be required to distribute to its shareholders any such mark-to-market gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock a fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

FOREIGN CURRENCIES. Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Options, Futures and Forward Currency Contracts

The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations)—and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies—will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of its taxable year, other than contracts with respect to which it has made a “mixed straddle” election, must be “marked-to-market” (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to it. A fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which a fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

Other

If a fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any funds’ transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Additional Purchase and Redemption Information

If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class R1, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see a fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by a fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day a fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares: (i) current employees of a fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Future First® Systematic Investment Plan

The Future First® Systematic Investment Plan (“Future First”) is available to those Class A and Class C shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers similar services.

If you invest in Class A or Class C shares, you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Class A or Class C shares of $50 or more by authorizing Boston Financial Data Services (“BFDS”), each fund’s transfer agent, to transfer funds each month from your checking/savings account or another Legg Mason Fund to be used to buy additional shares. The appropriate fund will send you an account statement quarterly unless you request monthly statements. The transfer will also be reflected on your regular checking or savings account statement. You may terminate Future First at any time without charge or penalty.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the applicable Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Prospectuses.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the funds (“Financial Advisers”) may receive a portion of the sales charge as described in the Prospectuses and may be deemed to be underwriters of a fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of a fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class R1, Class I and Class IS Shares. Class FI, Class R, Class R1, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, Inc., (ii) current and retired members of the Board, (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21) and (v) pension, profit-sharing or other benefit plans for the benefit of such persons;

(b) sales to any employees of Financial Advisers or persons otherwise having an arrangement with any such Financial Adviser with respect to sales of fund shares, and the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers or sales of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund distributed by LMIS that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the applicable Prospectus for information regarding accumulation privileges.

Letters of Intent—These help you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds distributed by LMIS.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and other distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, shares of any fund distributed by LMIS may be credited towards your Asset Level Goal. Shares of money market funds distributed by LMIS acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through a fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Prospectuses are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through a fund, by notifying the fund in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gain distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through a fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectuses with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed at 1.00% of the NAV at the time of purchase or redemption, whichever is less.

Class C shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of payment (or within 12 months for shares purchased prior to August 1, 2012).

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds distributed by LMIS. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. LMIS receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free return of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares on a continuous basis. The public offering price for a Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS share of a fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of Class A shares of each fund based on the NAV of a share of the fund as of December 31, 2011.

International Equity Trust	Class A (based on a NAV of $10.92 and a maximum initial sales charge of 5.75%)	$11.59

Emerging Markets Trust	Class A (based on a NAV of $18.46 and a maximum initial sales charge of 5.75%)	$19.59

MOVING BETWEEN SHARE CLASSES

If you wish to “move” your investment between share classes (within the same fund or between different funds), the funds generally will process your request as a sale of the shares you currently hold for a purchase of shares in the new class or fund. If you desire to move your investment between share classes, please call the funds at 1-877-721-1926 or visit http://www.leggmason.com/individualinvestors for more information. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A shares—If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges. You may be entitled to reduced Class A sales charges based on the size of your investment.

Exchanging Class A shares for Class R shares—Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

Moving between other share classes—If you desire to move your investment between share classes and the particular scenario is not described in this SAI, please contact the funds at 1-877-721-1926 for more information.

Non-taxable transactions—An exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-taxable exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Financial Adviser to determine if it offers a similar service.

Class A and Class C Shareholders

Class A and Class C shareholders having an account with a balance of $10,000 or more ($5,000 or more for Retirement Accounts) may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the funds’ transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the appropriate fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the funds. Each fund, its transfer agent and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders

Certain shareholders of a fund’s Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services—Institutional. Each fund, its transfer agent and Legg Mason Investor Services—Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the previous day the Exchange was open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's worth of scheduled withdrawals. In addition, shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

Other Information Regarding Redemptions

Each fund reserves the right to modify or terminate telephonic, electronic or other redemption services, as applicable to that fund, described in the fund’s Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

Foreign securities markets may be open for trading on days when the funds are not open for business. The NAV of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.

Clients of certain financial intermediaries that maintain omnibus accounts with the funds’ transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the funds’ distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

Each fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund’s NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. Each fund does not redeem “in-kind” under normal circumstances, but would do so where its adviser determines that it would be in the best interests of that fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the shareholder receiving the securities (though the fund generally would not be required to recognize gain therefrom for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The funds have authorized one or more financial services institutions to receive on their behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on a fund’s behalf. A fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at that fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by that fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with LMIS or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

Valuation of Fund Shares

Pricing of a fund’s shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about a fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of a fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the funds’ manager, adviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (if applicable), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of the respective fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Board.

Each fund intends to disclose its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). Each fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings) on the Legg Mason funds’ website, in fact sheets and other formats, on a monthly basis. Each fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Set forth below is a list, as of March 31, 2012, of those parties who are authorized to have ongoing arrangements with each fund that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End

Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

Morningstar	Quarterly	Sent 8-10 Days after Quarter-End

Thomson/Vestek	Daily	None

Recipient	Frequency	Delay before dissemination
FactSet	Daily	None

The Bank of New York Mellon	Daily	None

Thomson	Semi-annually	None

SunGard/Protegent (formerly Dataware)	Daily	None

ITG	Daily	None

Investment Company Institute	Monthly	Sent 5 Days after Month End

Institutional Shareholder Services, Inc. (Proxy Voting Services)	As necessary	None

The Northern Trust Company	As necessary	None

Middle Office Solutions, LLC	Daily	None

Navisite, Inc.	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End

eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End

Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End

Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End

Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End

Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month-End	None

Recipient	Frequency	Delay before dissemination
SunTrust	Weekly and Month-End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

Moody’s (Rating Agency)	Monthly	6-8 Business Days

Electra Information Systems	Daily	None

Cabot Research	Weekly	None

Goldman Sachs	Daily	None

Chicago Mercantile Exchange	Daily	None

Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End

Broadridge	Daily	None

DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End

Interactive Data Corp.	Daily	None

Citigroup Global Markets Inc.	Daily	None

Glass Lewis & Co.	Daily	None

Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the funds’ manager or adviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or adviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

Tax-Deferred Qualified Plans—Class A and Class C Shares

Investors may invest in Class A and Class C shares of a fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account—IRA

TRADITIONAL IRA. Certain Class A and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan—SEP

LMIS makes available to corporate and other employers a SEP for investment in Class A and Class C shares of a fund.

Savings Incentive Match Plan for Employees—SIMPLE

An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.

Coverdell Education Savings Account—Coverdell ESA

A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above-qualified plans, including MAGI limitations, contact your financial adviser or the fund at 1-877-721-1926.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

Management of the Funds

Under applicable law, the Board is responsible for management of the Trust and provides broad oversight over its affairs. The Board elects the Trust’s officers who manage the day-to-day operations of the Trust under the general direction of the Board.

The trustees of the Trust, including the trustees who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the trustees oversee and other board memberships the trustees have held during the past five years are set forth below. The mailing address of each trustee and officer is c/o R. I. Frenkel, 100 International Drive, Baltimore, Maryland 21202.

INDEPENDENT TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served for the Funds(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Hearn, Ruby P. (1940) Trustee	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).

Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1993	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998; formerly: Director of The Baltimore Museum of Art (1979 to 1997).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served for the Funds(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Masters, Robin J.W. (1955) Trustee	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).

McGovern, Jill E. (1944) Trustee	Since 1993	14	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).

Mehlman, Arthur S. (1942) Trustee	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).

O’Brien, G. Peter (1945) Trustee	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served for the Funds(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Rowan, S. Ford (1943) Trustee	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).

Tarola, Robert M. (1950) Trustee	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).

INTERESTED TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served for the Funds(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past Five Years	Principal Occupation(s) During the Past Five Years
Fetting, Mark R. (1954) Chairman and Trustee	Director/ Trustee since 2001 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008); Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008); Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000).

Gerken, R. Jay (1951) President and Trustee	Since 2011	President and Director/Trustee of all Legg Mason Funds consisting of 14 Portfolios; Director/Trustee of 147 funds associated with LMPFA or its affiliates.	None	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (formerly a registered investment adviser) (since 2002).

EXECUTIVE OFFICERS:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served for the Funds(1)	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer with LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served for the Funds(1)	Principal Occupation(s) During the Past Five Years
Berarducci, Christopher (1974) Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005).

Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Sennett, Richard F. (1970) Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).

(1)	Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

Mr. Gerken and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their employment with the adviser or its affiliated entities (including the funds’ principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

The trustees of the Trust were selected to serve or continue on the Board based upon their skills, experience, judgment, analytical ability, intelligence, common sense, current or previous profit and non-profit board membership, experience on the Board and, for each Independent Trustee, their demonstrated willingness to take an independent and questioning stance toward management. Each trustee also now has considerable familiarity with the Trust, each fund’s manager, adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her substantial prior service as a director/trustee. No particular qualification, experience or background establishes the basis for any trustee’s position on the Board and the Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to a trustee as noted: Dr. Hearn, experience in senior management and on the boards of non-profit organizations devoted to health and health care, scientific analytical training and service on the governing board and policy making body for a university; Mr. Lehman, experience as chief executive officer of major museums and other entities involved in the arts, experience as Lead Independent Trustee and experience as a founding director of the Legg Mason Funds; Ms. Masters, investment management experience as chief investment officer and director of an investment advisory firm and service on the boards of other investment companies; Dr. McGovern, experience as chief executive officer of a foundation and non-profit fundraising organization devoted to programs of the National Marrow Donor Program; Mr. Mehlman, accounting, auditing and management experience with an international accounting firm, and service on the boards of a for profit publicly held entity, an academic foundation and a non-profit organization that provides services for individuals of all abilities; Mr. O’Brien, experience at senior levels of large financial services company and service on the boards of academic institutions and a residential home care company; Mr. Rowan, experience in business and management consulting, academic experience as a lecturer in organizational sciences and journalism, experience in senior levels of a non-profit organization dedicated to the management of critical events and service on the board of a non-profit independent research and educational center; Mr. Tarola, experience as chief financial officer and in senior management of a university, a healthcare organization and a specialty chemicals company, as an advisory group member to the Public Company Accounting Oversight Board, as a partner with an international accounting firm, and in senior management of a corporate finance and governance consulting organization; Mr. Fetting, investment management experience as an executive and leadership roles within Legg Mason and affiliated entities; and Mr. Gerken, investment management experience as an executive and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mark Fetting serves as Chairman of the Board. Mr. Fetting is an interested person of each fund. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating Committee and Independent Trustees Committee. Each of the Audit, Nominating and Independent Trustees Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Independent Trustees Committee serves as Lead Independent Trustee. Where the Board deems appropriate, it appoints ad hoc committees.

The Lead Independent Trustee and the chairs of the Audit and Nominating Committees work with the Chairman of the Board, management personnel and counsel to set the agendas for Board and committee meetings. The Lead Independent Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate given that investors, by purchasing a fund, have selected Legg Mason to provide overall management to the fund. The Board’s Chair, Mr. Fetting, as a fund industry career professional and an officer of Legg Mason, is in a unique position to understand developments in the fund industry, as well as developments in management and distribution that may give rise to important opportunities or potential changes in direction for the funds. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the funds’ adviser, and provides the Independent Trustees an opportunity to air their views, determine matters of significance to the funds and their shareholders, and interact and communicate effectively with management on those matters.

The Audit Committee’s purposes are (i) to oversee the Trust’s accounting and financial reporting policies and practices; (ii) to oversee the quality of the funds’ financial statements and the independent audit thereof; (iii) to oversee the integrity of the process by which the financial statements are prepared, and the independent audit thereof; and (iv) to act as liaison between the Trust’s independent auditor and the Board. The Audit Committee meets at least twice a year with the Trust’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters.

The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees and to fill vacancies on the Board. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust’s current Independent Trustees. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate and may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice, or backgrounds in senior management or sensitive fiduciary positions, such as oversight of the endowments of not-for-profit entities. For candidates to serve as Independent Trustees, independence from the Trust’s manager, advisers, subadvisers, their affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

The Independent Trustees Committee’s purposes are (i) to review arrangements between the funds and their service providers, including the review of the Trust’s advisory and distribution arrangements in accordance with the 1940 Act; (ii) to carry out the responsibilities of independent trustees pursuant to Rule 38a-1 under the 1940 Act; (iii) to provide Independent Trustees an opportunity to exchange views and formulate positions separately from management; and (iv) to oversee issues related to the Independent Trustees that are not specifically delegated to another Board Committee.

As an integral part of its responsibility for oversight of each fund in the interests of shareholders, the Board oversees risk management of the funds’ investment program and business affairs. The Board views risk management as an important responsibility of management and has emphasized to the funds’ manager and adviser the importance of maintaining vigorous risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the funds and their service providers. The Board exercises oversight of the risk management processes through oversight by the full Board.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall supervision of the Board, the funds, the manager, the adviser and the affiliates of the manager and the adviser, or other service providers to the funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds’ and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the adviser and other service providers such as the funds’ independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

During the fiscal year ended December 31, 2011, the Board met five times, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Trustees Committee met five times.

The following table shows each trustee’s ownership of shares of each fund and of all the Legg Mason Funds served by the trustee as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in: ($)	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustee ($)
INDEPENDENT TRUSTEES:

Hearn, Ruby P.	International Equity: None Emerging Markets: None	50,001 – 100,000

Lehman, Arnold L.	International Equity: None Emerging Markets: 1 – 10,000	Over 100,000

Masters, Robin J.W.	International Equity: 10,001 – 50,000 Emerging Markets: 10,001 – 50,000	Over 100,000

McGovern, Jill E.	International Equity: Over 100,000 Emerging Markets: None	Over 100,000

Mehlman, Arthur S.	International Equity: None Emerging Markets: None	Over 100,000

O’Brien, G. Peter	International Equity: None Emerging Markets: None	Over 100,000

Rowan, S. Ford	International Equity: 50,001 – 100,000 Emerging Markets: Over 100,000	Over 100,000

Tarola, Robert M.	International Equity: 10,001 – 50,000 Emerging Markets: 10,001 – 50,000	Over 100,000

Name of Trustee	Dollar Range of Equity Securities in: ($)	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustee ($)
INTERESTED TRUSTEES:

Fetting, Mark R.	International Equity: None Emerging Markets: None	Over 100,000

Gerken, R. Jay	International Equity: 50,001 – 100,000 Emerging Markets: None	Over 100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, adviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, adviser or distributor of the funds.

Information regarding compensation paid by the Trust to its Board is set forth below. The Independent Trustees receive an annual retainer plus a fee for each meeting of the Board attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Trust for their service as a trustee, but may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

Effective January 1, 2012, for serving as a director/trustee of certain of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $85,000 and a fee of $8,500 for each regularly scheduled meeting he or she attends. Individual trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $18,000 annually. The Chair of the Audit Committees receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committees receive additional compensation of $5,000 in any year where the Committees are active. Independent Trustees will also receive a fee of $3,750 or $1,250 for any special Board meeting they attend in person or by telephone, respectively. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the funds’ counsel, independent trustee counsel and independent consultants, as the Independent Trustees deem appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds overseen by the Independent Trustees, market changes in mutual fund trustee compensation, changes in the operational and regulatory environment and changes in the oversight role played by the Independent Trustees.

The following table provides certain information relating to the compensation of the Trust’s trustees. None of the Legg Mason Funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from Fund* ($)	Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
INDEPENDENT TRUSTEES:
Hearn, Ruby P.—Trustee	16,609	113,056	113,056
Lehman, Arnold L.—Trustee	19,249	305,393	305,393
Masters, Robin J.W.—Trustee	16,609	113,056	113,056
McGovern, Jill E.—Trustee****	15,498	113,056	113,056
Mehlman, Arthur S.—Trustee	19,249	122,964	327,964
O’Brien, G. Peter—Trustee	15,497	111,806	316,806
Rowan, S. Ford—Trustee	16,609	113,056	113,056
Tarola, Robert M.—Trustee	16,609	111,806	111,806

Name of Person and Position	Aggregate Compensation from Fund* ($)	Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
INTERESTED TRUSTEES:
Fetting, Mark R.—Chairman of the Board and Trustee	None	None	None
Gerken, R. Jay—President and Trustee	None	None	None

*	Represents compensation paid to the trustees. for the fiscal year ended December 31, 2011.

**	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2011 from the Legg Mason Funds. At the end of the period, there were 8 open-end investment companies in the Legg Mason Funds, consisting of 16 portfolios.

***	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2011 from the Fund Complex.

****	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2011 for participating Trustees is as follows: Jill E. McGovern, $211,727.

Officers receive no compensation from the Trust, although they may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

On March 31, 2012, the trustees and officers of the Trust owned beneficially or of record in the aggregate less than 1% of any class of a fund’s outstanding shares.

On March 31, 2012, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of a fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME AND ADDRESS	FUND/CLASS	% OF CLASS HELD
Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	International Equity—Class A	59.04

Morgan Stanley & Co., Inc. Attn: Mutual Funds Department Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	International Equity—Class A	8.51

MG Trust Company Custodian fbo Law Offices of Peter T. Nicholl 700 17th St., ste. 300 Denver, CO 80202-3531	International Equity—Class A	7.67

Janney Montgomery Scott LLC Exclusive Benefit of Customers 1801 Market St. Philadelphia, PA 19103-1628	International Equity—Class A	6.92

Emjayco FBO Weldon Materials 401k 8515 East Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	International Equity—Class A	6.06

NAME AND ADDRESS	FUND/CLASS	% OF CLASS HELD
Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	International Equity—Class C	53.06

Morgan Stanley & Co., Inc. Attn: Mutual Funds Department Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	International Equity—Class C	10.17

ING Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	International Equity—Class C	5.01

RBC Capital Markets, LLC Mutual Funds Omnibus Processing 510 Marquette Ave. South Minneapolis, MN 55402-1110	International Equity—Class FI	11.00

Vanguard Fiduciary Trust P.O. Box 2600 Attn: Outside Funds Valley Forge, PA 19482-2600	International Equity—Class FI	10.83

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	International Equity—Class FI	10.21

Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104-4151	International Equity—Class FI	7.44

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	International Equity—Class FI	7.25

National Financial Services Corp. 200 Liberty St. One World Financial Center New York, NY 10281-1003	International Equity—Class FI	5.91

UBS WM USA Omni Account M/F 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	International Equity—Class FI	5.11

Emjayco FBO Mattress Warehouse 401k P.O. Box 17909 Milwaukee, WI 53217	International Equity—Class R	46.59

MG Trust Company Custodian fbo Chemgro Fertilizer Co. 700 17th St., ste. 300 Denver, CO 80202-3531	International Equity—Class R	13.54

NAME AND ADDRESS	FUND/CLASS	% OF CLASS HELD
Suntrust Bank fbo various Suntrust Omnibus Accounts 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	International Equity—Class R	12.08

Emjayco FBO Russell Insurance Group, Inc. 8515 East Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	International Equity—Class R	8.94

MG Trust Company Custodian fbo Harford Refrigeration Co., Inc. 700 17th St., ste. 300 Denver, CO 80202-3531	International Equity—Class R	6.88

Mitra & Co. C/O M&I Trust Co NA 11270 W. Park Place S400 Milwuakee, WI 53224-3623	International Equity—Class I	28.74

Wells Fargo Bank N.A. FBO Aptar Group Inc. P.O. Box 1533 Minneapolis, MN 55480-1533	International Equity—Class I	21.04

MLPF&S for benefit of its Customers 4800 Deer Lake Dr. Jacksonville, FL 32246-6484	International Equity—Class I	20.02

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	International Equity—Class I	12.69

Legg Mason Partners Lifestyle Series, Inc. 85% Allocation 620 8th Avenue, 49th Floor New York, NY 10018-1618	International Equity—Class IS	41.95

Legg Mason Partners Lifestyle Series, Inc. 70% Allocation 620 8th Avenue, 49th Floor New York, NY 10018-1618	International Equity—Class IS	20.77

Legg Mason Partners Lifestyle Series, Inc. 50% Allocation 620 8th Avenue, 49th Floor New York, NY 10018-1618	International Equity—Class IS	9.33

Legg Mason Partners Variable Lifestyle Series, Inc. 85% Allocation 620 8th Avenue, 49th Floor New York, NY 10018-1618	International Equity—Class IS	7.11

Intergovernmental Risk Management Agency Four Westbrook Corporate Center Ste. 940 Westchester, IL	International Equity—Class IS	6.21

NAME AND ADDRESS	FUND/CLASS	% OF CLASS HELD
Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	Emerging Markets—Class A	28.66

NBPA Reserve 310 Lenox Ave., Floor 3 New York, NY 10027-4515	Emerging Markets—Class A	23.50

NBPA General 310 Lenox Ave., Floor 3 New York, NY 10027-4515	Emerging Markets—Class A	11.09

Citigroup Global Markets, Inc. House Account 700 Red Brook Owings Mills, MD 21117-5184	Emerging Markets—Class C	48.93

Morgan Stanley & Co., Inc. Attn: Mutual Funds Department Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	Emerging Markets—Class C	9.87

National Financial Services Corp. 200 Liberty St. 1 World Financial Center New York, NY 10281-1003	Emerging Markets—Class FI	29.77

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	Emerging Markets—Class FI	23.99

Morgan Stanley & Co., Inc. Attn: Mutual Fund Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City, NJ 07311	Emerging Markets—Class FI	17.85

Vanguard Fiduciary Trust P.O. Box 2600 Attn: Outside Funds Valley Forge, PA 19482-2600	Emerging Markets—Class FI	17.67

MG Trust Company Custodian fbo West Texas Centers 403(b) Plan 700 17th St., ste. 300 Denver, CO 80202-3531	Emerging Markets—Class R	100

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	Emerging Markets—Class I	12.20

National Financial Services LLC For the Benefit of our Customers 200 Liberty St. One World Financial Center New York, NY 10281-1003	Emerging Markets—Class I	9.43

NAME AND ADDRESS	FUND/CLASS	% OF CLASS HELD
MLPF&S for benefit of its Customers 4800 Deer Lake Dr. Jacksonville, FL 32246-6484	Emerging Markets—Class I	7.41

LPL Financial fbo Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150-9046	Emerging Markets—Class I	6.67

Mac & Co. Attn: Mutual Fund Ops P.O. Box Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Emerging Markets—Class IS	31.59

State Street Bank Custodian for Brookline Contributory Retirement System 11 Pierce St. Brookline, MA 02445-7807	Emerging Markets—Class IS	16.05

University of Alabama Health Services Foundation 500 22nd St., Suite 500 Birmingham, AL 35233-3110	Emerging Markets—Class IS	15.84

The Russell Berrie Foundation 300 Frank W Burr Blvd., Ste. 7 Teaneck, NJ 07666-6703	Emerging Markets—Class IS	14.32

Charles R. Shipley, Jr. Foundation c/o Nutter, McClennen & Fish 155 Seaport Blvd. Boston, MA 02210-2698	Emerging Markets—Class IS	7.92

State Street Bank FBO Maine Health Access Foundation 200 Newport Ave. North Quincy, MA 02171-2102	Emerging Markets—Class IS	6.28

The Funds’ Investment Adviser and Manager

LMPFA, a Delaware company, with offices at 620 Eighth Avenue, New York, New York 10018, is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”), which also is the parent of LMIS. LMPFA serves as manager to International Equity and Emerging Markets under separate Management Agreements (each a “Management Agreement”).

Each Management Agreement provides that, subject to overall direction by the Board, LMPFA manages or oversees the investment and other affairs of the respective fund. LMPFA is responsible for managing each fund consistent with the 1940 Act, the Code and each fund’s investment objectives and policies described in the Prospectuses and this SAI. LMPFA is obligated to (a) furnish each fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of each fund’s operations; (c) bear the expense of certain informational and purchase and redemption services to the fund’s shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Trust’s officers and trustees. LMPFA and its affiliates pay all compensation of trustees and officers of the Trust who are officers, trustees or employees of LMPFA. Each fund pays all of its expenses which are not expressly assumed by LMPFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, each fund's distributor, compensation of the Independent Trustees, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. A fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. A fund may also have an obligation to indemnify its trustees and officers with respect to litigation.

LMPFA has delegated the portfolio management functions for each fund to Batterymarch.

LMPFA receives for its services a management fee, calculated daily and payable monthly, at the following annual rates of each fund’s average daily net assets:

International Equity	0.75%
Emerging Markets	1.00%

Management fees are allocated among each class based on their pro rata share of fund assets.

LMPFA has agreed to waive fees and/or reimburse International Equity Trust’s operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses), subject to recapture as described below. As a result, total annual operating expenses for each class are not expected to exceed 1.35%, 2.10%, 1.35%, 1.60%, 2.10% and 1.10% for Class A, C, FI, R, R1 and I shares of International Equity Trust, respectively. LMPFA has agreed to waive fees and/or reimburse Emerging Markets Trust’s operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses for each class are not expected to exceed 1.50%, 2.25%, 1.50%, 1.75% and 2.25% for Class A, C, FI, R, and R1 shares of Emerging Markets Trust, respectively. In addition, total annual fund operating expenses for Class IS shares of each fund will not exceed total annual fund operating expenses for Class I shares. This arrangement for Class IS shares of International Equity Trust is subject to recapture as described below.

These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of LMPFA and the Board, and may be terminated at any time after that date by LMPFA. These arrangements, however, may be modified by LMPFA to decrease total annual operating expenses at any time. LMPFA is also permitted to recapture amounts waived or reimbursed to a class within three years after the year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result, on any particular business day of a fund, in the class’ total annual operating expenses exceeding this limit or any other limits then in effect.

For Emerging Markets Trust, LMPFA has also agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenses) at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. This arrangement is expected to continue until December 31, 2013, may be terminated prior to that date by agreement of LMPFA and the Board, and may be terminated at any time after that date by LMPFA. This arrangement, however, may be modified by LMPFA to decrease total annual operating expenses at any time. Acquired fund fees and expenses are subject to the expense limitation arrangement. This arrangement is not subject to recapture.

For the following fiscal years ended December 31, the funds incurred management fees of (prior to expenses reimbursed and/or fees waived):

Fund	2011	2010	2009
International Equity	$2,598,144	$3,746,255	$3,960,066
Emerging Markets	$7,783,794	$6,864,098	$4,596,546

For the following fiscal years ended December 31, the following amounts of management fees were waived and/or expenses were reimbursed by LMPFA:

Fund	2011	2010	2009
International Equity	$5,626	$15,045	$42,358
Emerging Markets	$622,794	$343,138	$276,020

During the fiscal year ended December 31, 2011, LMPFA recaptured $15,045 from International Equity Trust and $7,422 from Emerging Markets Trust.

Under its Management Agreement, each fund has the non-exclusive right to use the name “Legg Mason” until that Agreement is terminated or until the right is withdrawn in writing by LMPFA.

Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Legg Mason, Inc. Batterymarch serves as the investment adviser to International Equity and Emerging Markets under separate Investment Advisory Agreements (each an “Advisory Agreement”). Under each Advisory Agreement, Batterymarch is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of International Equity’s and Emerging Markets assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Batterymarch’s services, LMPFA (not the funds) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 66 2/3% and 75% of the net fee received by LMPFA from International Equity and Emerging Markets, respectively or approximately 0.50% and 0.75% of each fund’s average daily net assets, respectively.

Under each Management Agreement and each Advisory Agreement, LMPFA and Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by any fund in connection with the performance of each Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Each Management Agreement and each Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of the outstanding voting securities of that fund or by LMPFA, on not less than 60 days’ written notice to the other party, and may be terminated immediately upon the mutual written consent of LMPFA and the respective fund.

Portfolio Managers

International Equity. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Batterymarch’s Developed Markets Team manages this fund. Members of the investment team may change from time to time. Stephen A. Lanzendorf, CFA and Charles F. Lovejoy, CFA, are responsible for the strategic oversight of the fund’s investments. The tables below provide information regarding other accounts for which Mr. Lanzendorf and Mr. Lovejoy have day-to-day management responsibility.

Stephen A. Lanzendorf

As of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	10	3,553,214,409	0	0
Other pooled investment vehicle	15	1,111,647,635	1	4,760,897
Other accounts	51	5,174,929,949	4	112,666,565

Charles F. Lovejoy

As of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	1	1,092,486,479	0	0
Other pooled investment vehicle	9	412,945,793	0	0
Other accounts	12	1,350,389,894	0	0

As of December 31, 2011, Mr. Lanzendorf beneficially owned shares of International Equity with a dollar value between 100,001 - $500,000. As of December 31, 2011, Mr. Lovejoy beneficially owned shares of International Equity with a dollar value between $100,001 - $500,000.

Emerging Markets. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Batterymarch’s Emerging Markets Team manages this fund. Members of the investment team may change from time to time. David W. Lazenby, CFA, is responsible for the strategic oversight of the fund’s investments. The table below provides information regarding other accounts for which David Lazenby has day-to-day management responsibility.

As of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	1	402,177,717	0	0
Other pooled investment vehicle	7	2,549,012,158	0	0
Other accounts	18	3,833,826,543	2	305,555,520

As of December 31, 2011, Mr. Lazenby beneficially owned shares of Emerging Markets with a dollar value between $100,001 – $500,000.

Conflicts of Interest

As an investment adviser to multiple client accounts, Batterymarch recognizes that actual or potential conflicts of interest may arise in its business and accordingly has developed compliance policies and procedures that it believes are reasonably designed to detect, prevent and/or minimize the effects of such conflicts of interest. Nevertheless, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. The following is a summary of certain potential conflicts of interest that may arise in managing multiple client accounts:

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Different Investment Strategies. Batterymarch provides investment advisory services for multiple funds and accounts and under multiple investment strategies and may give advice, and take action, with respect to any of those funds or accounts, that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual fund or account. At times, one or more portfolio managers may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

For example, certain portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. The stock selection models, risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios may differ from the models and rules that are used to manage client account portfolios that hold securities short, which may result in similar securities being ranked differently for the different investment strategies. As a result, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain account portfolios may contain securities sold short that are simultaneously held as long positions in certain long-only portfolios managed by Batterymarch.

Timing of Trades. To lessen the market impact of securities transactions, Batterymarch often limits daily trading volumes and aggregates trades for multiple funds and accounts, where feasible. However, at times, some accounts may separately trade a particular security in advance of other accounts. In such situations, a purchase may increase the value of a security previously purchased by another account, or a sale or short sale in one account may lower the sale price received in a sale by a second account.

Broker Selection and Soft Dollar Usage. Portfolio managers may be able to influence the selection of broker-dealers that are used to execute securities transactions for the funds and/or accounts they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Batterymarch is involved shall come within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereof as issued by the Securities and Exchange Commission. Nonetheless, the research services obtained from brokers and dealers may be may be used to service other clients than those paying commissions to the broker-dealers providing the research services, and also may benefit some funds or accounts more than others.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch’s employees may buy, hold or sell securities at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Batterymarch for its client accounts. Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information.

Batterymarch seeks to avoid these potential conflicts of interest by acting in good faith and in the best interests of clients and by not favoring or making riskier investments for accounts paying performance-based or higher fees. Batterymarch generally requires portfolio decisions to be made on a product specific basis and requires average pricing of all aggregated orders. Additionally, the investment performance of composites, not individual client accounts, is generally considered a factor in determining portfolio managers’ compensation. Furthermore, Batterymarch has adopted a written Code of Ethics designed to prevent, limit and/or detect personal trading activities that may interfere or conflict with client interests.

*        *        *

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, fund shareholders should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

Batterymarch’s CCO conducts a review of the firm’s potential conflicts of interest and a risk assessment on an annual basis.

Compensation

In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•

individual performance-based bonuses based on the investment professionals’ added value to the products for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•	corporate profit sharing; and an

•	annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for 31 months to receive payment).

Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

Code of Ethics

The funds, LMPFA, Batterymarch and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics. Copies of the codes of ethics of the funds, LMPFA, Batterymarch and LMIS are on file with the SEC.

Proxy Voting

As each fund holds various equity securities in its portfolio, it often will have the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or subadvisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting each fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and the adviser’s affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/IndividualInvestors (click on the name of the fund) or the SEC’s Internet site at http://www.sec.gov.

Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended December 31, each fund’s portfolio turnover rates were as follows:

Fund	2011 (%)	2010 (%)
International Equity	58	92
Emerging Markets	99	64

Variation in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase or redemption orders or market conditions.

Under each Advisory Agreement, the funds’ adviser is responsible for the execution of fund portfolio transactions. The adviser places all orders for the purchase and the sale of portfolio investments with broker/dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the fund of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the OTC markets, but the price paid by a fund usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker/dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the services described below), and any risk assumed by the executing broker or dealer and, if applicable, arrangements for payment of fund expenses.

Consistent with the policy of most favorable price and execution, the adviser may give consideration to research, statistical and other services furnished by broker/dealers to the adviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker/dealers a higher brokerage commission than may be charged by other brokers or dealers, or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the adviser in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the adviser from brokers executing orders for clients other than the funds may be used for the funds’ benefit. The adviser’s fee is not reduced by reason of its receiving such brokerage and research services.

Each fund may use brokerage firms affiliated with the adviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed “usual and customary brokerage commissions.” Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In the OTC market, a fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.

For the following fiscal years ended December 31, the funds paid the following brokerage commissions:

Fund	2011 ($)		2010 ($)		2009 ($)
International Equity	386,722	*	650,115	*	1,076,000
Emerging Markets	3,337,006		2,046,370		2,326,061

*	The decrease in commissions paid by International Equity during the fiscal year relative to the prior year was due primarily to a decrease in the fund’s size.

For the fiscal years ended December 31, 2011, 2010 and 2009, no affiliated brokers received brokerage commissions from the funds.

International Equity did not acquire securities of any of its regular broker/dealers or their parents during the fiscal year ended December 31, 2011.

As of December 31, 2011, International Equity owned securities of such broker/dealers or their parents as follows:

International Equity

Name	Market Value ($000’s)
Banco Santander Central Hispano SA	1,845

Emerging Markets did not acquire securities of any of its regular broker/dealers or their parents during the fiscal year ended December 31, 2011.

Except as permitted by SEC rules or orders, neither fund may buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that each fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which a fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent.

Investment decisions for each fund are made independently from those of other funds and accounts advised by LMPFA and Batterymarch. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

The Funds’ Distributor

LMIS acts as distributor of the funds’ shares pursuant to separate Distribution Agreements with each fund. Except as noted in the Prospectuses, the Trust’s shares are distributed in a continuous offering. Each Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of summary prospectuses, prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund’s expense) and for supplementary sales literature and advertising costs. The Distribution Agreement is terminable with respect to each fund without penalty, at any time, by the Board, by a vote of the holders of a majority of the shares of each fund, or by LMIS upon 60 days’ notice to the other party.

Initial Sales Charge

The aggregate dollar amounts of initial sales charges on Class A shares received by LMIS were as follows:

Class A Shares

For the fiscal years ended December 31

Fund	Year	LMIS ($)
International Equity	2011	977
	2010	1,057
	2009	719
Emerging Markets	2011	5,149
	2010	9,012
	2009	4,633

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges on Class A and Class C shares received by LMIS were as follows:

Class A Shares

For the fiscal years ended December 31

Fund	Year	LMIS ($)
International Equity	2011	123
	2010	0
	2009	0
Emerging Markets	2011	126
	2010	0
	2009	0

Class C Shares

For the fiscal years ended December 31

Fund	Year	LMIS ($)
International Equity	2011	2,324
	2010	4,656
	2009	4,003
Emerging Markets	2011	15,633
	2010	19,254
	2009	1,485

Each fund has adopted Distribution Plans for Class A shares (“Class A Plans”), for Class C shares (“Class C Plans”), for Class FI shares (“Class FI Plans”), for Class R shares (“Class R Plans”) and for Class R1 shares (“Class R1 Plans”) (each a “Plan”) which, among other things, permits a fund to pay LMIS fees for its services related to sales and distribution of Class A shares, Class C shares, Class FI shares, Class R shares and Class R1 shares, and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Class A Plans, the aggregate fees may not exceed an annual rate of 0.25% of each fund’s average daily net assets attributable to Class A shares. Under the Class C Plans, the aggregate fees may not exceed an annual rate of 1.00% of each fund’s average daily net assets attributable to Class C shares. Under the Class FI Plans the aggregate fees may not exceed an annual rate of 0.40% (currently limited by the Board to 0.25%) of each fund’s average daily net assets attributable to Class FI shares. Under the Class R Plans, the aggregate fees may not exceed an annual rate of 0.75% (currently limited by the Board to 0.50%) of each fund’s average daily net assets attributable to Class R shares. Under the Class R1 Plans, the aggregate fees may not exceed an annual rate of 1.00% of each fund’s average daily net assets attributable to Class R1 shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only. LMIS may pay all or a portion of the fees to Financial Advisers. The Class A Plan and Class C Plan also provide that LMIS and Financial Advisers may receive all or a portion of the sales charges paid by Class A or Class C, respectively.

Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plans do not obligate a fund to reimburse LMIS for the actual expenses LMIS may incur under the Plans. Thus, even if LMIS’ actual expenses exceed the fee payable to LMIS at any given time, a fund will not be obligated to pay more than that fee. If LMIS’ expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

If necessary to achieve limits described in “The Fund’s Investment Adviser and Manager” section above, LMIS has also agreed to waive its fees for the fund.

The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement (“12b-1 Trustees”). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the trustees determined that there was a reasonable likelihood that the Plan would benefit the applicable fund, class and its shareholders. The trustees considered, among other things, the extent to which the potential benefits of the Plans to a fund’s Class A, Class C, Class FI, Class R or Class R1 shareholders, as applicable, could offset the costs of the applicable Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Class A shares, Class C shares, Class FI shares, Class R shares and Class R1 shares, as applicable, would be likely to maintain or increase the amount of compensation paid by that fund to LMPFA.

In considering the costs of each Plan, the trustees gave particular attention to the fact that any payments made by a fund to LMIS under a Plan would increase that fund’s level of expenses applicable to Class A, Class C, Class FI, Class R and Class R1 shares in the amount of such payments. Further, the trustees recognized that LMPFA and the adviser would earn greater management or advisory fees if a fund's assets were increased, because such fees are calculated as a percentage of a fund's assets and thus would increase if net assets increase. The trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

Among the potential benefits of the Plans, the trustees noted that the payment of distribution and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to each fund's Class A shares, Class C shares, Class FI shares, Class R shares and Class R1 shares, as applicable, and to maintain and enhance the level of services they provide to a fund’s respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by a fund in connection with its Plan. Furthermore, the investment management of a fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio managers to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

As compensation for its services and expenses, LMIS receives from each fund an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class A shares in accordance with each Class A Plan. As compensation for its services and expenses, LMIS receives from each fund an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Class C shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class C shares in accordance with each Class C Plan. As compensation for its services and expenses, LMIS is authorized to receive from each fund an annual distribution fee equivalent to up to 0.15% of the fund’s average daily net assets attributable to Class FI shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class FI shares in accordance with each Class FI Plan. The Board has currently approved payment of only 0.25% service fee under the Class FI Plan. As compensation for its services and expenses, LMIS is authorized to receive from each fund an annual distribution fee equivalent to up to 0.50% of its average daily net assets attributable to Class R shares, and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class R shares in accordance with each Class R Plan. The Board has currently approved payment of only 0.50% (0.25% service fee and 0.25% distribution fee) under the Class R Plans. As compensation for its services and expenses, LMIS receives from each fund an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Class R1 shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class R1 shares in accordance with each Class R1 Plan. All distribution and service fees are calculated daily and paid monthly.

For the fiscal year ended December 31, 2011, the funds paid distribution and/or service fees (prior to waiver), pursuant to the Plans from assets attributable to Class A shares as follows:

International Equity	$18,773
Emerging Markets	$51,924

All such fees were paid to LMIS, the funds’ Principal Underwriter as provided for in the underwriting agreement between LMIS and the funds and pursuant to the Plans.

For the fiscal year ended December 31, 2011, LMIS did not waive any distribution or service fees with respect to Class A shares of either fund.

For the fiscal year ended December 31, 2011, the funds paid distribution and/or service fees (prior to waiver), pursuant to the Plans from assets attributable to Class C shares as follows:

International Equity	$1,140,349
Emerging Markets	$2,234,741

All such fees were paid to LMIS, the funds’ Principal Underwriter as provided for in the underwriting agreement between LMIS and the funds and pursuant to the Plans.

For the fiscal year ended December 31, 2011, LMIS did not waive any distribution or service fees with respect to Class C shares of either fund.

For the fiscal year ended December 31, 2011, the funds paid distribution and/or service fees (prior to waiver), pursuant to the Plans from assets attributable to Class FI shares as follows:

International Equity	$28,480
Emerging Markets	$78,937

All such fees were paid to LMIS, the funds’ Principal Underwriter as provided for in the underwriting agreement between LMIS and the funds and pursuant to the Plans.

For the fiscal year ended December 31, 2011, LMIS did not waive any distribution or service fees with respect to Class FI shares of either fund.

For the fiscal year ended December 31, 2011, the funds paid distribution and/or service fees (prior to waiver), pursuant to the Plans from assets attributable to Class R shares as follows:

International Equity	$3,082
Emerging Markets	$7

All such fees were paid to LMIS, the fund’s Principal Underwriter as provided for in the underwriting agreement between LMIS and the funds and pursuant to the Plans.

For the fiscal year ended December 31, 2011, LMIS did not waive any distribution or service fees with respect to Class R shares of either fund.

Class R1 of each fund had not commenced operations as of December 31, 2011.

For the fiscal year ended December 31, 2011, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund and Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total ($)
International Equity
A	18,893	0	N/A	N/A	18,893
C	1,084,202	22,832	5,644	1,531	1,114,209
FI	28,780	0	0	0	28,780
R	3,041	0	262	10	3,313
Emerging Markets
A	44,335	0	N/A	N/A	44,335
C	1,969,938	107,910	38,242	701	2,116,791
FI	76,413	0	0	0	76,413
R	6	0	6	0	12

Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated with respect to a class of a fund by a vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of that fund; otherwise a Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

In accordance with Rule 12b-1, each Plan provides that LMIS will submit to the Board, and the trustees shall review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which the expenditures were made.

The Trust

The certificate of trust to establish the Trust was filed with the State of Maryland on October 7, 2009. Each fund is a series of the Trust, a Maryland statutory trust. The Trust has a total of twelve separate series. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “Declaration”). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for

“dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. Voting rights are not cumulative.

Election and Removal of Trustees. The Declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Trust, or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. The funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. All shares in the funds are fully paid and nonassessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the trustees may establish series and classes in addition to those currently established and determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation. The Declaration limits a trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for a fund’s costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Funds’ Custodian and Transfer and Dividend-Disbursing Agent

State Street Bank and Trust Company (“State Street”), P.O. Box 1713, Boston, MA 02105, serves as custodian of each fund’s assets. BFDS, P.O. Box 953, Quincy, MA 02171, as agent for State Street, serves as transfer and dividend-disbursing agent to the funds and administrator of various shareholder services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right to institute other charges on shareholders to cover a fund’s administrative costs.

The Funds’ Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to each Fund.

The Funds’ Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as independent registered public accounting firm to each Fund.

Financial Statements

The Annual Report to shareholders for the fiscal year ended December 31, 2011, contains the funds’ financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, all of which are hereby incorporated by reference herein.

APPENDIX A

Credit Rating Descriptions

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

The following descriptions of Moody’s ratings have been published by Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

Not Prime—Issuers rated (or supporting institutions) not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“S&P”) Ratings:

The following descriptions of S&P’s ratings have been published by Standard & Poor’s Financial Service LLC.

Long-Term Issue Credit Ratings

AAA—An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated CC is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR—This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B

LEGG MASON FUNDS

PROXY VOTING POLICIES

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1.	Voting Proxies—Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2.	Proxy Voting Policies of Advisers to Legg Mason Funds—Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3.	Funds’ Proxy Voting Policies and Procedures—The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the funds’ proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4.	Annual Review—An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5.	Changes to Advisers’ Policies and Procedures—On an annual basis, any changes to an adviser’s proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

Legg Mason Partners Fund Advisor, LLC

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

Proxy Voting

I.	Objective

Batterymarch must establish written policies and procedures that are reasonably designed to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and that describe the manner in which Batterymarch will vote proxies for clients that have delegated this responsibility to Batterymarch. Batterymarch must also maintain written policies and procedures reasonably designed to ensure that Batterymarch: (a) clearly identifies its proxy voting responsibilities to each client; (b) fulfills all of its proxy voting responsibilities in a timely manner; and (c) maintains accurate records of its proxy voting actions.

II.	Background

Rule 206(4)-6 under the Investment Advisers Act of 1940 states that it is a fraudulent, deceptive, or manipulative act, practice or course of business for a registered investment adviser to exercise voting authority with respect to client securities, unless the adviser:

(i) adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, such procedures must detail how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

(ii) discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

(iii) describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of such policies and procedures to the client.

III.	Policies and Procedures

A.	General Principles

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. For clients that have granted Batterymarch discretion to vote proxies for securities held in their accounts, Batterymarch is guided by general fiduciary principles. Batterymarch’s goal in voting proxies where it has discretion is to act prudently and solely in the best economic interest of its clients. Batterymarch exercises its discretion to vote proxies in a manner that Batterymarch believes will be consistent with efforts to maximize shareholder values. Batterymarch does not exercise its proxy voting discretion to further policy, political or other issues that are not connected to enhancing the economic value of the client’s investment.1

B.	Client Accounts for which Batterymarch Votes Proxies

Batterymarch assumes proxy voting authority for all client accounts unless a client’s investment management agreement explicitly states otherwise. Batterymarch shall vote proxies for each client account for which the client:

(i) has specifically authorized Batterymarch to vote proxies in the applicable investment management agreement or other written instrument; or

1	Batterymarch may accept client directions to vote proxies for securities in the client’s account in accordance with the specific voting directions or recommendations of the client or a third party such that Batterymarch, in following such directions or recommendations with respect to the account, is not exercising proxy voting discretion.

(ii) without specifically authorizing Batterymarch to vote proxies, has granted general investment discretion to Batterymarch in the applicable investment management agreement.

Batterymarch shall also vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Batterymarch shall determine whether it has proxy voting authority over such account. Batterymarch will review each investment management agreement entered into with a client to ensure that it clearly states whether Batterymarch or the client has the responsibility to vote proxies. If the agreement is unclear, Batterymarch will obtain a written instruction from the client stating whether or not Batterymarch is responsible for voting proxies. If Batterymarch is responsible for voting proxies, Batterymarch will vote the proxies in accordance with Batterymarch’s written proxy voting policies and guidelines unless the client has provided specific proxy voting guidelines. If the client has provided specific proxy voting guidelines, Batterymarch will vote the client’s proxies accordingly.

C.	How Batterymarch Votes Proxies

Batterymarch has retained Institutional Shareholder Services, Inc. (“ISS”) to provide Batterymarch with day-to-day proxy voting services, including obtaining proxy ballots and providing vote recommendations, in-depth research, voting, recordkeeping and reporting. ISS, an independent, recognized authority on proxy voting and corporate governance, is a subsidiary of MSCI Inc. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s proxy voting obligations are being properly met. ISS provides Batterymarch with periodic, customized reports and makes various other types of information available via its web-based proxy voting platform in order that Batterymarch may monitor the votes cast by ISS on behalf of Batterymarch’s clients.

For those client accounts for which Batterymarch is responsible for voting proxies, Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard proxy voting guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any vote recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines. In such cases, provided that Batterymarch’s compliance personnel do not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch may override the voting recommendation of ISS. Any votes cast against ISS’s vote recommendations or in contradiction with ISS’s proxy voting guidelines require pre-approval from Batterymarch’s Chief Compliance Officer (“CCO”).

Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a portfolio management team may adopt proxy voting policies that supplement these policies and procedures. Any such supplemental policies and procedures must be approved by the CCO.

D.	Conflict of Interest Procedures

Batterymarch believes that by using pre-determined proxy voting guidelines and by obtaining vote recommendations from ISS, any potential conflicts of interest are mitigated.

If one or more members of Batterymarch’s investment teams determines that it would be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposal presents a conflict of interest. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1)	Procedures for Identifying Conflicts of Interest

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders’ meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients.

While Batterymarch considers a number of issues in determining whether an actual or potential conflict of interest exists, the primary factor is whether Batterymarch has a material business relationship with the company that is soliciting the proxy. Examples of a “material business relationship” may include, but are not limited to, business relationships between Batterymarch and another company in which (a) a Batterymarch employee, or an immediate family member2 of a Batterymarch employee, is a board member or executive officer of the company; (b) Batterymarch, a Batterymarch employee, or an immediate family member of a Batterymarch employee, has an economic interest that could, or might reasonably be though to, influence Batterymarch’s judgment or action with respect to such company; (c) the transaction value (of all outstanding financing operations) entered into between Batterymarch and the company is more than ten percent (10%) of the company’s shareholder equity or the transaction value, of all outstanding financing operations, compared to the company’s total assets, is more than five percent (5%); or (d) Batterymarch derives more than one percent (1%) of its gross revenues from the company.

Batterymarch’s Proxy Manager and her designee(s) and Batterymarch’s portfolio managers are periodically reminded of their obligation: (a) to be aware of the potential for conflicts of interest on the part of Batterymarch with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or circumstances (e.g., a relative is an executive officer or director of an issuer) and as a result of situations that may arise during the conduct of Batterymarch’s business (e.g., an attempt by a client of Batterymarch or by a Legg Mason affiliate to influence Batterymarch’s vote); and (b) to bring potential conflicts of interest of which they become aware to the attention of Batterymarch’s CCO.

As a general matter, Batterymarch takes the position that relationships between non-Batterymarch Legg Mason affiliates and an issuer (e.g., investment management relationship between an issuer and a Legg Mason investment adviser affiliate) do not present a conflict of interest for Batterymarch in voting proxies with respect to such issuer because Batterymarch operates as an independent business unit from other non-Batterymarch Legg Mason affiliates and because of the existence of informational barriers between Batterymarch and other Legg Mason affiliates.

2	“Immediate family member” includes spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of a Batterymarch employee.

(2)	Procedures for Assessing Whether a Conflict of Interest is Material

Batterymarch’s CCO and Proxy Manager shall review and address conflicts of interest brought to their attention.

Batterymarch’s CCO and Proxy Manager shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Batterymarch’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by Batterymarch’s CCO and Proxy Manager shall be maintained.

If a conflict of interest is identified, proxy proposals that are considered “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proxy proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders and compensation matters for management (e.g., stock option plans and retirement plans).

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is not material, Batterymarch may vote proxies following its standard procedures, notwithstanding the existence of the conflict.

(3)	Procedures for Addressing Material Conflicts of Interest

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is material, they shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Batterymarch. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Such methods may include, but are not limited to:

(i) confirming that the proxy will be voted in accordance with a stated position or positions set forth in ISS’s proxy voting guidelines;

(ii) in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iii) disclosing the conflict of interest to clients and obtaining their consent before voting;

(iv) suggesting to clients that they engage another party to vote the proxy on their behalf; or

(v) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

If Batterymarch’s compliance personnel determine that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS; (b) another authorized person of Batterymarch, if the material conflict of interest does not relate to such other person or Batterymarch itself; or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proxy proposal, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

A written record of the methods used to resolve a material conflict of interest shall be maintained.

Batterymarch’s CCO and Proxy Manager shall periodically review and assess the firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

E.	Other Considerations

In certain situations, Batterymarch may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Batterymarch believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Batterymarch may determine not to vote proxies are set forth below.

(1)	Share Blocking

In some foreign markets, regulations designed to establish eligibility for voting require that shares be blocked from trading (i.e., deposited with a designated depositary) for a period of time before and/or after a shareholders’ meeting (also known as “share blocking”). During the time that shares are blocked, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks. Because of the potential cost to client account portfolios resulting from the loss of liquidity connected with voting when share blocking is practiced, Batterymarch does not generally vote meetings where share blocking applies. Exceptions may be made should Batterymarch believe that a particular proposal or series of proposals is likely to represent a substantial change to shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.

(2)	Securities on Loan

Certain of Batterymarch’s clients may participate in client-directed security lending programs. Under most lending arrangements, lenders must generally terminate the loan and recall the loaned securities in order to vote those securities, as the voting right would otherwise belong to the borrower. In record date markets, such as the United States, the recall process must begin before the record date. In many foreign markets, the process of recalling shares in time to vote them is particularly difficult due to the proximity of the record date to the meeting date, the timing of the receipt of information and administrative considerations. Often Batterymarch does not receive information about an upcoming vote until after the record date, which is when issuers typically mail their proxy statements. As a result, Batterymarch typically learns of votes too late to arrange for a recall of shares lent through a client's custodian or other intermediary and to vote the proxies. Because of these challenges, securities that are on loan will generally not be voted.

(3)	Cost of Voting Exceeds Expected Benefit of Voting

The cost of exercising proxy voting rights may outweigh the expected benefit of voting, particularly in the case of foreign securities. For example, it may be necessary to hire a translator to translate meeting materials written in foreign languages or travel to a foreign country in order to vote in person, or there may be increased custodian bank fees and charges for obtaining power of attorney documents. In such cases, Batterymarch will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts in relation to the cost of exercising proxy voting rights.

F.	Proxy Voting-Related Disclosures

(1)	Proxy Voting Independence and Intent

Batterymarch exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Batterymarch and its employees shall not consult with or enter into any formal or informal agreements with Batterymarch’s parent, Legg Mason, Inc., any Legg Mason affiliate, or any of their respective officers, directors or employees, regarding the voting of any securities by Batterymarch on behalf of its clients.

Batterymarch and its employees must not disclose to any person outside the firm, including without limitation, another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Batterymarch intends to vote a proxy without prior approval from Batterymarch’s CCO. Batterymarch and its employees may disclose to a client or its agents how Batterymarch intends to vote proxies on behalf of the client account’s portfolio only.

If an employee of Batterymarch, other than the Proxy Manager, receives a request to disclose Batterymarch’s proxy voting intentions to, or is otherwise contacted by, another person outside of Batterymarch (including an employee of a Legg Mason affiliate) in connection with an upcoming proxy voting matter, the employee should refrain from responding to the inquiry and immediately notify Batterymarch’s CCO or Proxy Manager.

If one of Batterymarch’s portfolio managers wants to take a public stance with respect to a proxy, the portfolio manager must consult with and obtain the approval of Batterymarch’s CCO before making or issuing a public statement.

(2)	Disclosure of Proxy Votes and Policy and Procedures

Batterymarch’s proxy voting agent maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation and the rationale for each vote. The proxy voting agent provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

Batterymarch provides proxy voting summary reports to clients for whom Batterymarch exercises voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements.

Batterymarch will provide all necessary information regarding its proxy voting policies and procedures and proxy voting record to investment managers of registered investment companies for which Batterymarch provides investment advisory or sub-advisory services so that such registered investment companies may disclose such policies and procedures as required under current regulations. The investment companies may utilize such information to file with the SEC, and make available to shareholders, the specific proxy votes that were cast in shareholder meetings of issuers of portfolio securities held by such investment companies, including annual reporting of the proxy voting record on Form N-PX.

Batterymarch must deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of its Proxy Voting Policy and proxy voting guidelines. This summary must include information on how clients may obtain information about how Batterymarch has voted proxies for their accounts and must also state that a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines is available upon request. Such summary may be included in Batterymarch’s Form ADV, Part 2A brochure.

Upon Batterymarch’s receipt of any client request for information on how Batterymarch voted proxies for that client’s account, Batterymarch must promptly provide the client with such requested information in writing.

Batterymarch must create and maintain a record of each client request for proxy voting information or a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Batterymarch’s response. Batterymarch must also maintain copies of written client requests and copies of all responses to such requests.

Client requests for obtaining information about Batterymarch’s proxy voting record for securities held in client account portfolios or Batterymarch’s Proxy Voting Policy and proxy voting guidelines may be obtained by contacting Batterymarch’s Proxy Manager by telephone at (617) 266-8300, or by writing to:

Batterymarch Financial Management, Inc.

Attention: Proxy Manager

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, Massachusetts 02116 USA

G.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Batterymarch’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Batterymarch may undertake such activism in connection with a proxy or otherwise if and to the extent that Batterymarch determines that doing so is consistent with applicable general fiduciary principles, provided the CCO has approved of the proposed activism.

Absent a specific contrary written agreement with a client, Batterymarch does not: (i) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject; or (ii) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in client accounts is expressly reserved to the client.

IV.	Administration

Any questions regarding the application of these policies and procedures should be referred to Batterymarch’s CCO.

V.	Recordkeeping

Batterymarch’s Compliance Department will maintain the following records relating to these proxy voting policies and procedures for a minimum of six (6) years after the end of the fiscal year in which the event occurred (the first two (2) years in an easily accessible place):

(i) a copy of these proxy voting policies and procedures, including any and all amendments that may be adopted;

(ii) a copy of each proxy statement that Batterymarch receives regarding client securities;

(iii) a record of each vote cast by Batterymarch on behalf of a client;

(iv) documentation relating to the identification and resolution of conflicts of interest;

(v) any documents created by Batterymarch that were material to a proxy voting decision or that memorialized the basis for that decision;

(vi) a copy of each client request for information on how Batterymarch voted proxies on behalf of the client, and a copy of any written response by Batterymarch to any client request for information on how Batterymarch voted proxies on behalf of the requesting client; and

(vii) records showing whether or not Batterymarch has proxy voting authority for each client account.

Batterymarch’s Compliance Department shall also maintain such records as are necessary to allow its registered investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Batterymarch may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system, as well as, on third party records of proxy statements if the third party is able to provide copies of such proxy statements promptly upon request. In addition, Batterymarch may rely on a third party to make and retain, on Batterymarch’s behalf, records of votes cast by Batterymarch on behalf of clients if the third party is able to provide a copy of such records promptly upon request.

2012 Canadian Proxy Voting Guidelines

TSX-Listed Companies

December 19, 2011

Institutional Shareholder Services Inc.

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-12

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-13

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS’ institutional clients.

ISS’ robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS’ policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company’s governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS’ Benchmark Canadian Corporate Governance Policies for TSX-listed companies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact ca-research@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

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ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-14

1. Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under the CBCA to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every AGM. This routine item is almost always non-voting.

▶▶▶▶▶

Ratification of Auditors

Vote FOR proposals to ratify auditors, unless the following applies:

•	Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in their Annual Information Form with at least a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Other Business

Vote AGAINST all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting.

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2. Board of Directors

Slate Ballots (Bundled director elections)

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings of TSX reporting issuers where ISS has identified (i) additional corporate governance practices that fall short of best practice for the Canadian market; or (ii) concerns about compensation practices and the alignment of pay with performance. This policy will not apply to contested director elections.

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-15

Any one of the following board-related governance practices in addition to a slate ballot which has the effect of insulating directors from shareholder votes may result in a WITHHOLD:

•	Less than majority independent board;

•	Less than majority independent key committees;

•	Insiders on key committees;

•	Lack of separate nominating or compensation committee;

•	Less than 75% director attendance without acceptable reason, or director attendance has not been disclosed;

•	No disclosure of audit fees broken down by category as required by regulatory disclosure rules;

•	Non-audit fees (Other fees) paid to the external audit firm exceed audit and audit-related fees;

•	Former CEO/CFO on the audit or compensation committee;

•	Lack of independent Chairman of the Board or independent Lead Director identified; or

•	Board is classified.

The following may also be taken into consideration and contribute to a WITHHOLD from the entire slate:

•	Dual Class Capital Structure (common share capital structure with unequal voting rights);

•	Pay for performance disconnect;

•	Problematic pay practices;

•	Performance concerns as indicated by TSR in the bottom half of the company’s GICS group median;

•	Disclosure concerns; or

•	Other significant corporate governance concerns.

The above policy may not apply if the company has:

•	Graduated in the last year from the TSX Venture Exchange to the TSX; or

•	Committed to replace slate director elections with individual director elections within a year.

RATIONALE: A company’s relationship with its shareholders and how it allows shareholders to vote for its directors are the foundation of its corporate governance structure. Fewer of Canada’s largest issuers continue to elect directors by slate ballot, in response to shareholder concerns regarding their inability to express approval or disapproval for individual directors. The number of slate ballots has declined significantly over the past year making this form of ballot a dying trend.

This policy will have a double trigger: a slate election together with any one corporate governance concern listed in the policy will warrant a withhold vote recommendation. This double trigger addresses the fundamental concern with slate director elections: they discourage shareholders from providing feedback through director elections and they effectively shield directors from shareholder disapproval. The policy will remove the protective shield of slate elections at companies with questionable corporate governance practices.

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-16

Shareholders should have the ability to vote for their choice of directors individually from either ballot in a contested election so that the resulting board of directors truly reflects the wishes of a majority of the shareholders. ISS evaluates proxy contests primarily based on an assessment of the need for change, and which slate of nominees is most likely to provide the greatest shareholder value going forward. Although corporate governance practices can be a key determinant in the decision to support one side or the other, most often the decision is based on company performance and director qualifications. This, in addition to the ongoing challenges with the mechanics of proxy voting, particularly in the case of highly contentious proxy contests, leads us to believe that it is appropriate to carve contested elections out of this policy.

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Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company’s governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders and provide shareholders with the ability to remove problematic directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reduce risky decision-making and ensure the alignment of director interests with those of shareholders rather than management; structure separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability: The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate’s ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director’s ability to effectively serve in shareholders’ best interests.

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ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-17

ISS Canadian Definition of Independence

 Inside Director (I)

•	Employees of the Company or its affiliates[3];

•	Non-employee officer of the Company if he/she is among the five most highly compensated;

•	Current interim CEO;

•	Beneficial owner of Company shares with more than 50% of the outstanding voting rights.

 Affiliated Outside Director (AO)

•	Former executive with the Company within the last three years (excluding CEO);

•	Former CEO (no cooling off period);

•

Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation[4];

•	Former executive of the Company, an affiliate or a firm acquired within the past three years;

•	Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off other than CEO);

•	Executive, former executive with last three years, general or limited partner of a joint venture or partnership with the Company;

•	Relative[5] of current executive officer[6] of the Company;

•	Relative of a person who has served as an executive officer of the Company within the last three years;

•	Currently provides (or a relative provides) professional services to the Company or to its officers;

•	Currently employed by (or a relative is employed by) a significant customer or supplier[7];

•	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the Company;

•	Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement;

•	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;

•	Founder[8] of the Company but not currently an employee;

•	Board attestation that an outside director is not independent.

 Independent Directors (IO)

•	No material[9] ties to the corporation other than board seat.

3	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
4	ISS will look at the terms of the interim CEO’s compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-18

5	Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director’s home.
6	Based on the definition of Executive Officer used in Multilateral Instrument 52-110.
7	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient’s gross revenues (the recipient is the party receiving proceeds from the transaction).
8	The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.
9	“Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Vote CASE-BY-CASE on director nominees, examining the following factors when disclosed:

•	Independence of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Long-term company performance;

•	Directors’ ownership stake in the company;

•	Compensation practices;

•	Responsiveness to shareholder proposals;

•	Board accountability; and

•	Adoption of a Majority Voting (director resignation) policy.

Board Structure and Independence

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

•	The board is less than majority independent, OR

•	The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders, former insiders and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

•	A majority of independent directors.

•	A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

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Guideline Six of the CCGG publication “2010 Building High Performance Boards” indicates that boards “Establish mandates for board committees and ensure committee independence”. It is further recommended that key board committees “review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process”.

Insiders on Key Committees

Vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders on the audit, compensation or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

Audit Fee Disclosure

Generally vote WITHHOLD from the members of the Audit Committee as reported in the most recently filed public documents if:

•	No audit fee information is disclosed by the Company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who are members of the Audit Committee as constituted in the most recently completed fiscal year if:

•	Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

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Meeting Attendance

Vote WITHHOLD from individual director nominees if:

•

(i) The company has NOT adopted a majority voting policy and (ii) the individual director has attended less than 75% of the board and committee meetings[10] held within the past year without a valid reason for these absences;

•

(i) The company has adopted a majority voting policy and (ii) the individual director has attended less than 75% of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years’ meeting attendance.

The following should be taken into account:

•	Valid reasons for absence at meetings include illness or absence due to company business;

•	Participation via telephone is acceptable;

•	If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75%;

•	Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;

•	Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director’s ability to serve, warranting a board review and potentially the director’s resignation.

Overboarded Directors

Directors are overboarded if they sit on a number of boards which could result in excessive time commitments and an inability to carry out their oversight duties. Cautionary language will be included regarding the number of additional public company board seats held by directors if:

•	The director is a CEO and sits on more than 2 outside public company boards in addition to his/her own company.

•	The director is an outside professional director and sits on more than 6 public company boards in total.

National Policy 58-201 Corporate Governance Guidelines, state that they are not meant to be prescriptive and that issuers are encouraged to consider the guidelines in developing their own corporate governance practices. Further that “The Policy provides guidance that has been formulated to be sensitive to the realities of the greater numbers of small companies and controlled companies in the Canadian corporate landscape”. NP 58-201 does

10	Where a WITHHOLD is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, particulars will be provided in the analysis.

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not address the number of boards appropriate for directors but simply instructs that the board should appoint a Nominating Committee and that one of the Committees duties should be to “consider whether or not each new nominee can devote sufficient time and resources to his or her duties as a board member”.

2010 Building High Performance Boards published by the Canadian Coalition for Good Governance indicates that, ‘directors who hold a full-time executive position should have only one or two outside public company directorships … and that directors who are not employed full time should generally hold no more than four outside corporate directorships that take up a significant amount of time.

The Pension Investment Association of Canada’s Corporate Governance Principles state more generally that “In order for directors to devote the required amount of time to their board responsibilities, they must limit the number of other directorships that they accept”. But PIAC does not specify what an acceptable number might be, presumably in recognition of Canada’s more flexible comply-or-explain governance regime.

Former CEO/CFO on Audit/Compensation Committee

Generally vote WITHHOLD from any director on the Audit or Compensation committee if:

•	The director has served as the CEO of the company at any time,

•	The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a WITHHOLD vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee’s independence.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote WITHHOLD from directors individually, one or more committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

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Other Board-Related Proposals

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

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Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals seeking separation of the offices of CEO and Chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day to day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that:

•	The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as “lead director”.

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Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or up to 2/3 of directors be independent unless:

•	The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

•	The board’s committees already meet that standard.

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Majority Vote Standard for the Election of Directors

Vote FOR resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

•	A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered, and;

•

The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50% of votes cast).

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Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE in contested elections taking into account:

•	Long-term financial performance;

•	Board performance;

•	Management’s track record and compensation;

•	Qualifications of director nominees (both slates); and

•	Evaluation of what each side is offering shareholders.

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

1.	Have the dissidents met the burden of proving that board change is warranted? And, if so;

2.	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE taking into account:

Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. Shareholder Rights & Defenses

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote FOR proposals to lower supermajority vote requirements.

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Cumulative Voting

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

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Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as:

•

The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote FOR management proposals to adopt confidential voting.

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Appointment of Additional Directors Between Annual Meetings

Generally vote FOR these resolutions where:

•	The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;

•	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

•	Such appointments must be approved by shareholders at the annual meeting immediately following the date of their appointment.

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Poison Pills (Shareholder Rights Plans)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and

•	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•	The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;

•	Amend material provisions without shareholder approval;

•	Interpret other provisions;

•	Redeem the rights or waive the plan’s application without a shareholder vote; or

•	Prevent a bid from going to shareholders.

•	The plan has any of the following characteristics:

•	Unacceptable key definitions;

•	Reference to Derivatives Contracts within the definition of Beneficial Owner;

•	Flip over provision;

•	Permitted bid period greater than 60 days;

•	Maximum triggering threshold set at less than 20% of outstanding shares;

•	Does not permit partial bids;

•	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and

•	Requirement that the bidder provide evidence of financing.

•	The plan does not:

•	Include an exemption for a “permitted lock up agreement”;

•	Include clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early anti-takeover provision known as a “poison pill” into a shareholder protection rights plan that

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serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. These definitions found in various regulations often contain repetitive elements and references to other definitions in regulation that are unacceptable and not intended to serve the same purpose as those found in a “new generation” rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition, by any means. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity, therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

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Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

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4. Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market Reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this

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report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Income Trust Conversions

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), if it chooses to convert into a corporation ahead of 2011, the expiry of the current tax benefit for SIFTs, ISS will recommend votes as follows:

•	Generally AGAINST a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;

•	Generally AGAINST a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;

•	Generally AGAINST an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote AGAINST the proposed conversion.

Otherwise, recommendations will be on a CASE-BY-CASE basis taking into account the following factors:

•	Method of Conversion—Exchange Method by way of a statutory plan of arrangement; Distribution Method;

•

Rationale of Conversion Ahead of Expiry of Tax Benefit—Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;

•	Change of Annualized Payout Level—Comparison of 1-year and 3-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;

•

Equity Based Compensation Plan—Effect on the old plan (Vote AGAINST if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote AGAINST its approval);

•

Change-in-Control—Whether or not the conversion will be treated as a change-in-control event (vote AGAINST if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;

•	Cost of Implementing the Conversion—Legal fees, investment bank fees, etc., if disclosed;

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•	Market Reaction—Historical market performance dating back to October 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;

•

Corporate Governance—Examine the relative strength of the company’s corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares);

•	Dissent Rights—Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE: The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an anti-takeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On October 31, 2006 the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax is deferred until 2011 for SIFTs that were publicly traded on October 31, 2006 subject to “normal growth guidelines” which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a “safe harbour” amount of up to 100% of the SIFT’s market cap as of October 31, 2006 over the four year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after

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July 14, 2008 and before 2013, and are applicable to SIFT trusts, SIFT partnerships or REITs that are in existence at any time between the period of October 31, 2006 and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications.

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Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's jurisdiction of incorporation taking into account:

•	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when:

•	Positive financial factors outweigh negative governance implications; or

•	Governance implications are positive.

Generally vote AGAINST reincorporation if business implications are secondary to negative governance implications.

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By-Law Amendments

Generally vote FOR proposals to amend or replace by-laws if:

•	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments or other “housekeeping” amendments, and

•	The by-laws as amended will not result in any of the three unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new by-law proposal, if any of the following conditions apply:

•

The quorum for a meeting of shareholders is set below two persons holding 25% of the eligible vote (this may be reduced to no less than 10% in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

•	The quorum for a meeting of directors is less than 50% of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

•

The proposed Articles/By-laws raise other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without shareholder approval.

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Capital Structure

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to approve increased authorized capital if:

•	A company’s shares are in danger of being de-listed;

•	A company’s ability to continue to operate as a going concern is uncertain.

Generally vote AGAINST proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 % of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

•	Whether other resolutions are bundled with the issuance;

•	The financial consequences for the company if the issuance is not approved.

Generally vote FOR private placement proposals if:

•	The issuance represents no more than 30% of the company’s outstanding shares;

•	The use of the proceeds from the issuance is disclosed.

RATIONALE: The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

•

For an aggregate number of listed securities issuable greater than 25% of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

•

That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10% of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-32

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

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Blank Cheque Preferred Stock

Generally vote AGAINST proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

•	The shares carry unspecified rights, restrictions and terms;

•	The company does not specify any specific purpose for the increase in such shares.

Generally vote FOR proposals to establish these shares where both of the following apply:

•	The company has stated in writing that the shares will not be used for anti-takeover purposes;

•	The voting, conversion, and other rights, restrictions and terms of such stock are specified in the articles and are reasonable.

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Dual-class Stock

Generally vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

•	It is required due to foreign ownership restrictions and financing is required to be done out of country;

•	It is not designed to preserve the voting power of an insider or significant shareholder;

•	The subordinate class may elect some board nominees;

•	There is a sunset provision; and

•	There is a coattail provisions that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

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Escrow Agreements

Generally vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of the time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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5. Compensation

Executive Pay Evaluation

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, WITHHOLD from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory shareholder vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

The following five global principles apply to all markets:

•

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation

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committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Pay for Performance:

•

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities;

•	Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;

•	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

•

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants etc).;

•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

•	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);

•

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Pay for Performance

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say On Pay Resolutions.

Evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote AGAINST an MSOP resolution and/or WITHHOLD votes from the Compensation Committee members and/or vote AGAINST an equity-based compensation plan proposal if:

•	There is a pay for performance disconnect between the CEO’s total compensation and company’s stock performance;

•	The CEO’s total compensation has increased from the prior year;

•	If an equity-based plan is on the agenda, the main source of the increase (over half) is equity based, where the CEO is a participant of the equity proposal.

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A pay for performance disconnect is defined as an increase in CEO’s total compensation and the company’s one-year and three-year total shareholder returns are in the bottom half (50%) of its industry group (four-digit GICS—Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, short-term (annual) and long-term non-equity incentives, grant date fair value of stock awards and options, target value of performance shares/units, pension value and All Other Compensation as reported in the Summary Compensation Table. Newly appointed CEOs that have been with the company less than the past two complete fiscal years are exempted from the policy.

If a company falls in the bottom half of its four-digit GICS group, further analysis of the Compensation Discussion and Analysis (CD&A) is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Other considerations include:

•

The CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return;

•

The mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and associated target goals (hurdle rates) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and whether the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

RATIONALE: This policy evaluates the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Problematic Pay Practices

Generally, vote AGAINST management advisory vote proposals, and/or WITHHOLD from compensation committee members if the company has problematic compensation practices. In general, WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant Withhold or Against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

•	Poor disclosure practices:

•

General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

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•	New CEO with overly generous new hire package:

•	Excessive “make whole” provisions;

•	Any of the problematic pay practices listed in this policy;

•	Egregious employment contracts:

•	Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Employee Loans:

•	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

•	Excessive severance and/or change-in-control provisions:

•	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

•	Severance paid for a “performance termination” (i.e. due to the executive’s failure to perform job functions at the appropriate level);

•

Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;

•	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

•	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

•	Inclusion of performance-based equity awards in the pension calculation;

•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•	Addition of extra years service credited without compelling rationale;

•	No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement;

•	Excessive perks:

•

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

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•	Payment of dividends on performance awards:

•	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

•	Problematic option granting practices:

•	Backdating options, or retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date;

•	Springloading options, or timing the grant of options;

•	Cancellation and subsequent re-grant of options;

•	Internal Pay Disparity:

•	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•	Absence of pay practices that discourage excessive risk taking:

•	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc;

•

Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

•	Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions, however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

Consider the following on a Case-by-Case basis when evaluating ballot items related to executive pay:

•

Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•

Board’s responsiveness to investor input and engagement on compensation issues, for example: failure to respond to majority-supported shareholder proposals on executive pay topics, or failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

•	Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable;

¡	Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.

•	Plan Amendment Provisions: The provisions do not meet ISS guidelines as set out in this section.

•	Non-Employee Director Participation: Participation of directors is discretionary or unreasonable.

•	Pay for performance: There is a disconnect between CEO pay and the company’s performance.

•	Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.

•	Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

Cost of Equity Plans

Generally vote AGAINST equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard GICS codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics, for each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

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Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

For the Dec. 1, 2009 and future quarterly data downloads, ISS will calculate the 200-day volatility and the 200-day average stock price for the shareholder value transfer policy.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote AGAINST the proposed equity plan if:

•	Dilution under all company plans would be more than 10% of the outstanding shares on a non-diluted basis, OR

•

The historic burn rate for all company plans has been more than 2% per year (generally calculated over most recent 3-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2% of the outstanding shares a vote AGAINST is warranted.

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Plan Amendment Provisions

Generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

•	Any amendment that extends the term of options beyond the original expiry.

•

Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation.

•	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes.

•	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of

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certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007 to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

•	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

•	Any reduction in exercise price of options or other entitlements which benefits an insider[11];

•	Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;

•	Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;

•	Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of

[11]

Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the regrant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves due to concerns of self-dealing. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS’ policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

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Non-Employee Director Participation

Vote AGAINST discretionary non-employee director participation in management equity compensation plans.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to the independent non-employee directors who are charged with overseeing not only a company’s compensation scheme but also its corporate governance and long-term sustainability. To this end, ISS policy established an acceptable range for aggregate non-employee director option grants of 0.25% to 1% of the outstanding shares. A company was expected to fall within this range based on its size and stage of development, so that larger, more mature companies would be limited to something closer to 0.25%, and smaller companies

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with less cash and much lower share prices would be at the upper end of the range and have a larger pool of shares, options typically, from which to draw. This range was originally established based on an underlying policy that an upper limit of $1 million worth of stock acquired by means of option grants for each director over the life of a typical 10-year plan seemed reasonable to prevent misalignment of purpose.

Director Limit Considerations

Generally vote AGAINST an equity compensation plan proposal which provides that: (i) non-employee director participation exceeds our established 1% director pool limit, or (ii) non-employee director participation exceeds a $100,000 per director per year maximum within the 0.25% to 1% of the outstanding shares range, taking into account:

•	The overall mix of pay elements (cash vs. equity)

•	The type of equity awards granted (deferred stock units, restricted stock, stock options)

•	Director share holding requirements and how they are achieved (stock granted outright until a target is met vs. some “skin in the game” in the form of directors taking DSUs in lieu of cash fees)

•	Rigor of mandatory and disclosed vesting requirements (i.e., vest when director leaves the board)

•	Overall company performance as well as director pay levels vs. peers.

In the absence of “best in class” director pay practices (as detailed below), generally vote AGAINST an equity plan proposal if the $100,000 per director per year equity award maximum is exceeded.

Generally vote AGAINST individual equity grants to non-employee directors outside of an equity compensation plan if:

•	The director’s annual grant would exceed the above per director maximum other than a reasonable one-time grant upon joining the board.

RATIONALE: ISS will assess the non-employee director component (or reserve) of equity-based compensation plans based on the ISS compensation model (binomial) award value that is used for employee compensation purposes. This will be consistent with our methodology for establishing the value of awards for employee participants and the plan generally.

The proposed maximum for non-employee director equity grants including options will then factor in: the difference between options and full value awards (i.e., time-vesting restricted stock); option terms (5, 7 or 10 years usually); share price volatility; expected forfeiture rate; and any other criteria factored into a binomial type evaluation.

Using the binomial equity award value, we have established a maximum non-employee director participation limit of the lesser of: (i) an aggregate reserve of 1% of the shares outstanding for all non-executive directors; and (ii) an annual equity award value of $100,000 per director. Equity award refers to options, restricted stock, deferred stock units or any other equity grant made outside of or under an equity compensation plan, other than equity granted or taken in lieu of cash fees.

However, there may be director pay structures that have addressed institutional investor concerns so that directors truly have substantial “at risk” pay that achieves alignment of directors’ interests closely with those of shareholders, therefore some limited flexibility in implementing this guideline is necessary for those “best in class” director pay packages.

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Best in Class Non-Employee Director Pay would require, at a minimum:

•	Mandatory director shareholding requirements met by directors giving up cash for shares;

•	Elimination of stock options (including SARs);

•	Use of deferred share units, all or a portion of which would be taken in lieu of annual cash retainers;

•	Minimal use of restricted stock or restricted share units and ONLY if mandatory vesting of at least three years or ideally until retirement from the board;

•	Reasonable limit on non-employee director DSUs or RSUs that is fixed, priced at market and shareholder approved;

•	No board discretion to amend the material terms or conditions of shareholder approved plans;

•	Complete and clear disclosure of all elements of director pay and discussion of the rationale supporting the current director pay structure.

This list is not all-inclusive and other considerations such as overall corporate governance structure and performance may factor into our policy application.

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Repricing Options

Generally vote AGAINST an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

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Repricing Proposals

Generally vote AGAINST proposals to re-price outstanding options, unless:

Repricing is part of a broader plan amendment that substantially improves the plan and provided that the following conditions are met:

•	A value-for-value exchange is proposed;

•	The five top paid officers are excluded;

•	Options exercised do not go back into the plan OR the company commits to an annual burn rate cap.

RATIONALE: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing and believes that any proposal to reduce the price of outstanding options including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions). Market deterioration, in and of itself, is not an acceptable reason for companies to reprice stock options and/or reset goals under performance plans.

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-44

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to reign in compensation during profitable bull market runs, it is not expected to extend the term during a market downturn when shareholders must suffer a decrease in shareholder value.

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Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5% or more beneficial ownership of the company) employee stock purchase plans where the following apply:

•	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

•

Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

•	Purchase price is at least 80% of fair market value with no employer contribution;

•	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less; and

•	Plan Amendment Provision requires shareholder approval for amendments to:

•	the number of shares reserved for the plan;

•	the allowable purchase price discount;

•	the employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25% of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and benefit programs, in particular pensions.

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Deferred Share Unit Plans

Generally vote FOR Deferred Compensation Plans if:

Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-45

Other elements of director compensation to evaluate in conjunction with deferred share units include:

•	Director stock ownership guidelines of a minimum of three times annual cash retainer

•	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years

•	The mix of remuneration between cash and equity

•	Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE: Deferrred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

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Shareholder Proposals on Compensation

Vote CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account:

•	The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

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Shareholder Advisory Vote Proposals

Generally vote FOR shareholder proposals requesting the adoption of an advisory shareholder vote to ratify the report of the compensation committee.

Generally vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

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RATIONALE: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

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Supplemental Executive Retirement Plans (SERPS) Proposals

Generally vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

•	Inclusion of equity-based compensation in the pension calculation;

•	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

•	Addition of extra years service credited in other than exceptional circumstances and without compelling rationale;

•	No absolute limit on SERP annual pension benefits (ideally expressed in $ terms);

•	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk”, as well as whether bonus payouts can exceed 100% of base salary.

Rationale: The inclusion of bonus and unlimited incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is absorbed by the company and its shareholders.

However, we appreciate the need for Canadian companies to attract and retain key executives in an increasingly competitive global economy and believe that a broader review of total compensation and performance are necessary in evaluating any compensation related proposal. Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable to include short term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-47

6. Social and Environmental Issues

Generally vote CASE-BY-CASE taking the following into consideration:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested relates to a meaningful percentage of the company’s business as measured by sales, assets and earnings;

•

The degree to which the company’s stated position on the issue raised, or lack thereof, could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing, or investor, regulatory or legal sanctions;

•	Whether the issues presented are more appropriately/effectively dealt with through government regulation or policy changes;

•	Whether the company has already responded in an appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	Whether the proposal itself is well framed and the cost of preparing a report, if requested, is reasonable;

•	General industry standards for dealing with the issue taking into consideration the impact of globalization and acceptable standards for transnational corporations;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders from the company or other publicly available sources;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

RATIONALE: These issues cover a wide range of topics, including consumer and product safety, environment and energy, general corporate issues, labor standards and human rights, HIV/AIDS and other health related issues, military business, and workplace diversity.

In evaluating any shareholder proposal, ISS seeks to determine if a shareholder resolution is reasonable in both scope and approach to a specific issue. In most cases, our social and environmental issue voting recommendations will not seek to establish or enforce a “best practice” approach but rather we will establish industry standards to determine if the company falls outside of the accepted norms (thus creating risk exposure), evaluate the importance of the issue to the company’s core business, and evaluate the potential for impact on share value.

In evaluating these types of proposals, ISS examines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and would be more properly or effectively addressed by government and/or broader regulatory action. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal may enhance the economic value of the company or conversely how it may reduce risk exposure that has the potential to substantially negatively impact shareholder value in either the short-term or long-term. Proposals seeking reasonable disclosure on corporate responsibility issues will be supported unless current disclosure in the targeted area by the company is already satisfactory.

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ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-48

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS’ 2012 Canadian Proxy Voting Guidelines—TSX Companies	B-49

2012 International Proxy Voting Summary Guidelines

Dec. 19, 2011

Institutional Shareholder Services Inc.

ISS’ 2012 International Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ International Proxy Voting Manual. Note that markets covered in this document exclude the U.S., Canada, Western European markets, Australia, New Zealand, and China, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.

ISS’ 2012 International Proxy Voting Summary Guidelines	B-51

ISS’ 2012 International Proxy Voting Summary Guidelines	B-52

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS’ Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS’ institutional clients.

ISS’ robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS’ policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company’s governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS’ Benchmark International Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact usresearch@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

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ISS’ 2012 International Proxy Voting Summary Guidelines	B-53

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

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Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

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Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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ISS’ 2012 International Proxy Voting Summary Guidelines	B-54

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

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Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

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Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

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Transact Other Business

Vote AGAINST other business when it appears as a voting item.

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ISS’ 2012 International Proxy Voting Summary Guidelines	B-55

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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[Please see the ISS International Classification of Directors on the following page.]

ISS Classification of Directors—International Policy 2011

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

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Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

ISS’ 2012 International Proxy Voting Summary Guidelines	B-57

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

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Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Footnotes:

[4]

For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

ISS’ 2012 International Proxy Voting Summary Guidelines	B-58

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

▶▶▶ ▶▶

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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ISS’ 2012 International Proxy Voting Summary Guidelines	B-59

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

▶▶▶▶▶

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

▶▶▶▶▶

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

▶▶▶ ▶▶

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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ISS’ 2012 International Proxy Voting Summary Guidelines	B-60

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶▶▶ ▶▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

▶▶▶ ▶▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

▶▶▶ ▶▶

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

ISS’ 2012 International Proxy Voting Summary Guidelines	B-61

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

▶▶▶▶▶

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶▶▶ ▶▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

▶▶▶▶▶

4. COMPENSATION

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

▶▶▶ ▶▶

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Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

▶▶▶▶▶

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

▶▶▶▶▶

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

▶▶▶▶▶

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶▶

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶▶▶ ▶▶

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

▶▶▶▶▶

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Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶▶▶ ▶▶

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2012 International Proxy Voting Summary Guidelines	B-65

2012 European Proxy Voting Summary Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

ISS’ 2012 European Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012 Published Dec. 19, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual. Note that markets covered in this document exclude Eastern Europe. The voting policy applied by ISS in the U.K. is that of the National Association of Pension Funds (NAPF) and an update to that policy will be issued by the NAPF.

ISS’ 2012 European Proxy Voting Summary Guidelines	B-67

ISS’ 2012 European Proxy Voting Summary Guidelines	B-68

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders’ long-term economic interests. ISS’ Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS’ institutional clients.

ISS’ robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS’ policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company’s governance structure and historical practices, and its industry.

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS’ Benchmark European Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact ISS_EU-research@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

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ISS’ 2012 European Proxy Voting Summary Guidelines	B-69

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

▶▶▶▶▶

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor’s (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

▶▶▶▶▶

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶▶▶ ▶▶

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Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

▶▶▶▶▶

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

▶▶▶ ▶▶

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

▶▶▶▶▶

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

▶▶▶▶▶

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

▶▶▶ ▶▶

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

▶▶▶▶▶

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

ISS’ 2012 European Proxy Voting Summary Guidelines	B-71

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

In Europe, ISS looks at different factors to determine a recommendation regarding director elections. The following factors are taken into account:

Director Terms

For Belgium, Denmark, Finland, France, Italy, Netherlands, Norway, Sweden, and Switzerland, vote AGAINST the election or (re)election of any director when the term is not disclosed or when it exceeds four years and adequate explanation for noncompliance has not been provided.

For Spain, generally vote AGAINST the (re)election of any director (except for the CEO) who will serve for a term exceeding four years. However, in determining vote recommendations on the (re)election of directors, the following additional factors will be taken into account on a CASE-BY-CASE basis:

•	Composition of the board and its committees (e.g., independence as defined by ISS criteria);

•	Board functioning (attendance, evaluation);

•

Company disclosure on internal rules and/or a resignation schedule to organize staggered (re)elections of the board members in order to avoid too many reappointments coming up for simultaneous review; and

•	The company’s overall governance practices.

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Vote AGAINST article amendment proposals seeking extensions of director terms. In cases where a company’s articles provide for a shorter limit, and where such a company wishes to extend a director term from three to four years, for example, vote AGAINST based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals

For France, Germany and Spain, vote AGAINST the election or reelection of any directors if the company proposes a single slate of directors.

Board Independence

For the markets of Austria, Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to widely held companies* in these seven markets.

For the markets of Denmark, Norway, Finland, Sweden, Luxembourg, ISS will apply the same policy to recommend AGAINST non-independent directors if there is not a majority independent board, but only for those companies that are part of a local blue chip market index and/or MSCI-EAFE index.

In Ireland, vote AGAINST non-independent directors if there is not a majority independent board, but only for those companies that are constituents of ISE 20. Companies that are not part of the ISE 20 will be required to have at least two independent NEDs on the board, as required by the Combined Code of Corporate Governance, as applied in Ireland. In instances where this is not the case, ISS will consider voting against the non-independent members of the board.

For widely held companies* in Austria and Germany that must by law include labor representatives, ISS will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In Portugal, companies that belong to the PSI-20 and/or MSCI EAFE index will be required to have at least a 25 percent independent board, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. Vote AGAINST the entire slate of candidates (bundled elections) or vote AGAINST the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percent threshold.

In Italy, companies that are part of a local blue chip market index and/or MSCI-EAFE index with a controlling shareholder will be required to have at least one-third of independent members (33 percent), and for all other companies, at least half of the board should be independent (50 percent).

Carve-outs: For all markets, if a company is family-controlled or has a majority shareholder, ISS will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: “controlled company” is defined based on economic interest and not voting power.

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For widely held European companies* not covered by this policy, language will be included in ISS analyses indicating the preference for at least a 50 percent independent board.

Disclosure of Nominee Names

Vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Combined Chairman/CEO

Vote AGAINST (re)election of a combined chair/CEO at widely held European companies*.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a CASE-BY-CASE basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies* that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of Former CEO as Chairman of the Board

ISS will generally recommend a vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies* in Germany, the U.K. and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board. Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

•	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

•	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

•	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period.

•	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In markets where local law or best practice governance codes address overboarding, disclosure is sufficient (such as detailed director biographies which include information on the director’s role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, vote against a candidate when he/she holds an excessive number of board appointments referenced by the more

ISS’ 2012 European Proxy Voting Summary Guidelines	B-74

stringent of the provisions prescribed in local law or best practice governance codes. An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

For markets that adopt this overboarding principle but their governance codes do not go as far as prescribing a desired maximum number of boards or their local governance codes provide for less stringent requirements, as a general rule ISS expects directors not to hold more than a total of five board appointments.

Appreciating that time commitment varies between the roles of an executive director, a chairman, and a non-executive director, unless local corporate governance codes provide specific weightings, the following rule will apply:

•	Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

•	Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

•	NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, take into account board appointments as censors in French publicly listed companies.

Voto di Lista (Italy)

In Italy, for MSCI EAFE companies, the election of directors takes place through the voto di lista mechanism (similar to slate elections). Unfortunately, the various lists are rarely released more than 10 days in advance of the meeting. Before the lists of director nominees are disclosed, ISS will recommend a vote AGAINST the director elections at such companies. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular slate.

One Board Seat per Director

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the (re)election of such legal entities and vote on the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, vote on the legal entity and AGAINST the (re)election of the physical person.

Composition of Committees

Vote AGAINST the (re)election of executive members of the audit or remuneration committees. ISS may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may vote AGAINST the executives, including the CEO, up for election to the board.

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Carve-out: Italy, Greece, Cyprus, and Portugal are excluded from applying this policy.

Vote AGAINST the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

Carve-out: Germany, France, Luxembourg, Italy, Greece, Cyprus, Portugal, Spain, Sweden, Norway, Finland, Denmark, and Austria are exempt from applying this policy.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets whose local corporate governance codes prescribe more robust composition requirements.

Composition of the Nominating Committee (Sweden/Norway/Finland)

Vote FOR proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non- board members.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions are met:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies*, generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

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*	ISS will define a “widely held” company using the following factors:

1.	Number of clients holding the security; and

2.	Membership in a major index.

▶▶▶ ▶▶

ISS Classification of Directors—European Policy 2011

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•

Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

▶▶▶ ▶▶

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[3]

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4]

For example, the EC recommendation 2005/162/EC’s definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS’ European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

[5]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

▶▶▶ ▶▶

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

▶▶▶ ▶▶

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital (33 percent for the U.K., 50 percent for France).

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital (5 percent for the U.K.).

For France, vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

ISS may recommend a vote for issuance requests only if the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the U.K and Netherlands).

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

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Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

▶▶▶▶▶

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

▶▶▶▶▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶▶▶ ▶▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

▶▶▶ ▶▶

ISS’ 2012 European Proxy Voting Summary Guidelines	B-81

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

▶▶▶ ▶▶

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K/Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

•	The duration of the authorization is limited in time to no more than 18 months;

•	The total number of shares covered by the authorization is disclosed;

•

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

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•	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

•	The company has a clean track record regarding repurchases.

▶▶▶▶▶

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶▶▶ ▶▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.	Provide shareholders with clear, comprehensive compensation disclosures;

2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3.	Avoid arrangements that risk “pay for failure;”

4.	Maintain an independent and effective compensation committee;

5.	Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I.	Executive compensation-related proposals; and

II.	Non-executive director compensation-related proposals

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Executive Compensation-Related Proposals

ISS will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a CASE-BY-CASE basis, and will generally recommend a vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:

1.1	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3	Companies shall adequately disclose all elements of the compensation, including:

1.3.1	Any short- or long-term compensation component must include a maximum award limit.

1.3.2	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3	Discretionary payments, if applicable.

2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2.1	The structure of the company’s short-term incentive plan shall be appropriate.

2.1.1	The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and

2.2.2	For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3	The balance between short- and long-term variable compensation shall be appropriate

2.3.1	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3.	Avoid arrangements that risk “pay for failure”:

3.1	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.2	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

3.3	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.

3.3.1	There shall be a clear link between the company’s performance and variable awards.

ISS’ 2012 European Proxy Voting Summary Guidelines	B-84

3.3.2	There shall not be significant discrepancies between the company’s performance and real executive payouts.

4.	Maintain an independent and effective compensation committee:

4.1	No executives may serve on the compensation committee.

4.2	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.	Avoid inappropriate pay to non-executive directors:

ISS will generally recommend a vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote AGAINST where:

•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

•	Proposed amounts are excessive relative to other companies in the country or industry.

•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

•	Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

•	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a CASE-BY-CASE basis where:

•	Proposals include both cash and share-based components to non-executive directors.

•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

ISS will generally recommend a vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

•

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow

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dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

French Burn Rate Table for 2012

GICS	SECTOR	Mean	Standard Deviation	2012 Burn Rate Cap
1010	ENERGY	0.95%	0.73%	1.69%
1510	MATERIALS	0.40%	0.36%	0.76%
2010-2030	INDUSTRIALS	0.66%	0.58%	1.24%
2510-2550	CONSUMER DISCRETIONARY	0.64%	0.44%	1.09%
3010-3030	CONSUMER STAPLES	0.44%	0.22%	0.66%
3510-3520	HEALTHCARE	0.60%	0.65%	1.25%
4010-4040	FINANCIALS	0.40%	0.46%	0.86%
4510-5010	TECHNOLOGY & TELECOM	1.44%	1.04%	2.48%
5510	UTILITIES	0.44%	0.45%	0.89%

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Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote AGAINST other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1.	The (re)election of members of the remuneration committee;

2.	The discharge of directors; or

3.	The annual report and accounts.

*	Market-specific provisions for France:

•	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

•

In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

•

Finally, for large- and mid-cap companies, the company’s average three-year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

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Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

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5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

▶▶▶▶▶

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

▶▶▶▶▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

▶▶▶ ▶▶

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Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

▶▶▶▶▶

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

▶▶▶▶▶

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶▶▶ ▶▶

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

▶▶▶▶▶

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶▶▶ ▶▶

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Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day’s notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote AGAINST the enabling authority for the coming year.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Corporate Governance Policy and Voting Guidelines

November 2011

www.napf.co.uk

Corporate Governance Policy and Voting Guidelines	-2-

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Corporate Governance Policy and Voting Guidelines	-3-

Introduction

Members of the National Association of Pension Funds (NAPF) have a clear interest in promoting the success of the companies in which they invest. As a consequence of this, the NAPF has long considered that one of its prime functions is to represent these interests on behalf of pension funds and the investment management firms who manage their assets. At the heart of all the NAPF does in representing the interests of its members as shareholders, there are four key themes:

☐	The NAPF should assist its members in promoting the success of the companies in which they invest.

☐	The NAPF should help to ensure that the board and management of these companies are held accountable to shareholders.

☐	The NAPF’s efforts should be directed towards maximising the long-term return of its member assets, irrespective of the potential for short-term discomfort.

☐	The NAPF’s policy and guidelines should reflect current market best practice as determined through consultation with its members and other interested parties.

In the Preface to the UK Corporate Governance Code (the Code) published in June 2010, the Financial Reporting Council noted that its two principle conclusions were: “First, that much more attention needed to be paid to following the spirit of the Code as well as its letter. Secondly, that the impact of shareholders in monitoring the Code could and should be enhanced by better interaction between the boards of listed companies and their shareholders.”

These conclusions present shareholders with a challenge in two respects: firstly, it is harder for them to assess compliance with “the spirit of the Code” than it is to apply its Principles in a voting policy; and, secondly, “better interaction” requires a greater understanding of both a company’s strategy and shareholders’ objectives than has often been the case in the past. The NAPF sees the Stewardship Code as an important step along the road to improving dialogue and oversight and expects asset managers to disclose the extent to which they comply with its Principles. Pension funds and other asset owners can help raise standards of compliance by themselves committing to the Code and incorporating a review of compliance into their periodic manager monitoring.

Our Policy remains firmly rooted in the provisions of the Code, and it is drafted with these points in mind. Where the views of boards and their shareholders differ on matters of corporate governance, it is to be hoped that constructive discussion will follow, albeit that ultimately shareholders will exercise their rights as owners to do what they see as necessary to protect their interests.

The main purpose of the NAPF Corporate Governance Policy and Voting Guidelines is to assist investors in their interpretation of the provisions of the UK Corporate Governance Code when assessing a company’s compliance with it. While it is particularly focussed on what voting sanctions may be applied at a company meeting, a decision to vote against management can only be taken after proper consideration of the company’s explanation for non-compliance and in the light of the particular circumstances at that company.

We hope that in addition the Policy will assist companies and their advisers when they set or review governance practices, by providing guidance as to how shareholders may react to policies which may not comply with the letter of the Code but, in the company’s view, are consistent with its spirit. The NAPF Corporate Governance Policy and Voting Guidelines can be found on the NAPF website (www.napf.co.uk).

Martin Mannion

Chairman, NAPF Investment Council

November 2011

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Corporate Governance Policy and Voting Guidelines	-4-

Global Corporate Governance Principles

The NAPF believes the informed use of votes, while not a legal duty, is a responsibility of owners and an implicit fiduciary duty of pension fund trustees and investment managers to whom they may delegate this function. Trustees should periodically review their managers’ execution of corporate governance policy and in such a review should consider among other things engagement activity, the application of voting policy and conflicts of interest. Engagement with companies is seen as a necessary part of good ownership. These principles are set out in the Stewardship Code, which was published by the Financial Reporting Council in July 2010.

The NAPF supports the OECD Corporate Governance Principles (updated in 2004) and the ICGN Statement on Global Corporate Governance Principles (updated in 2009), which provide widely accepted standards for corporate governance in many countries. It is recognised that local law and practices do vary and as a result it is not practical to set detailed guidelines covering all markets, however investors can use these principles as benchmarks by which to judge the companies in which they invest and should use their votes in support of better compliance with them. Full details of the OECD and ICGN principles can be found on their respective websites (see Appendix 2).

The NAPF considers these overarching principles to be a sound foundation for the development of market-specific codes of best practice for funds to adopt and implement as part of their governance programmes.

UK Corporate Governance Principles

☐	The NAPF supports the UK Corporate Governance Code in its entirety and wishes to add minimal requirements to that body of work.

☐	The Code emphasises the importance of applying the spirit of the Code and of effective engagement with shareholders. Effective engagement begins with good-quality reporting and a willingness to listen to shareholder concerns. For shareholders and their agents the challenge lies in interpreting companies’ application of the Code and developing the skills and resources required for high-quality engagement. The common aim is to raise standards of corporate governance and thus reinforce companies’ ability to deliver sustainable performance for their owners.

☐	The NAPF and its members will engage with companies individually and collectively on routine and more serious matters. In addition, the NAPF will facilitate confidential Case Committees for members who have concerns about particular issues and/or about the strategic direction of companies. Equally, companies should take care to ensure their messages are clearly understood by shareholders and the concerns of the shareholders are clearly understood by the board. The roles of the chairman and the senior independent director in these regards are of the greatest importance.

☐	The NAPF expects Boards to support the Code by observing its provisions wherever appropriate. Non-compliance should be accompanied by clear explanation. Shareholders should not accept “boiler-plate” explanations which provide no insights into the reasons for a board choosing to over-ride the provisions of the Code. Equally, investors should listen to boards that believe it is appropriate not to comply. Good corporate governance is a matter of principle and nuance, not dogma.

☐	Prompt and effective communication of changes in board structures and responsibilities, and remuneration policies, greatly assists in developing good relations between companies and their shareholders and a better understanding of how their governance policies are applied.

☐	Shareholder resolutions can be an effective means of drawing attention to shareholder concerns which have not been addressed adequately through engagement or conventional voting activity.

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Corporate Governance Policy and Voting Guidelines	-5-

A consequence of increasingly engaged shareholders is likely to be greater use of this device.

☐	The Nomination Committee should anticipate change by ensuring the proper planning of succession. This is part of the process of refreshing the board to which reference is made in the Code.

☐	The Remuneration Committee has a particular responsibility to ensure that executive directors and senior management are appropriately rewarded. This can best be achieved by establishing incentives which are harmonised with the stated long-term objectives of the company. There is increasing concern among shareholders about the asymmetry between remuneration and shareholder returns.

☐	The Audit Committee has arguably the most complex and demanding brief of any of the board committees. It is important therefore that it is staffed solely by independent directors and that there is sufficient relevant experience on it to carry out its responsibilities to a high standard.

☐	The NAPF supports the principle underlying pre-emption rights except where a clear case is made for these not being applied in the context of the best interests of the owners of the company concerned. For the same reason, protecting the rights of existing shareholders and reinforcing the accountability of management to the company’s owners, the NAPF will generally oppose the creation of any “poison pill” provisions.

☐	The NAPF supports the Stewardship Code which sets out important principles for the role of investors in monitoring and improving standards of corporate governance in the UK. Pension funds as well asset managers are encouraged to publicly state their support for the Stewardship Code.

Responsible Investment

Pensions Disclosure

The SRI Pensions Disclosure Regulation 2000 requires “that trustees of occupational pension funds disclose in the Statement of Investment Principles the extent (if at all) to which social, environmental and ethical considerations are taken into account in their investment strategies”. In 2009 the NAPF published guidance on Responsible Investing. We see a close link between the more established principles of corporate governance and responsible investing (by both companies and investors) and expect that best practice will develop further in this area especially as pension funds and their investment managers take steps to implement the Principles of the Stewardship Code.

UK Voting Guidelines

For ease of reference, the Guidelines mirror the format of the Code as much as possible. The general structure is based around a quotation from the Code, followed by a discussion of the relevant Principle and general voting guidance. Detailed voting guidance in support of the Code’s Provisions is set out in Appendix 1.

The voting recommendations assume that investors have evaluated explanations for non-compliance, taken account of a company’s individual circumstances and engaged as appropriate. They should in no way be interpreted as being prescriptive.

“Comply or explain” confers a dual responsibility: it is the company’s duty to avoid “boiler-plate” explanations, providing instead a thoughtful explanation for areas of non-compliance. Conversely, investors should evaluate explanations, taking care not to adopt a mechanistic approach and should make companies aware of the reasoning behind their votes on contentious issues. An effective “comply or explain” regime must be based on regular and open dialogue between companies and shareholders, which should extend beyond the voting season.

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While recognising the importance of engagement, the NAPF also notes that this may not always be practical where an investor’s holding is small and time constraints mean that other governance issues may take priority.

Voting decisions should be made in the context of a company’s overall governance arrangements and any trends towards (or away from) improved standards.

Certain governance issues would not generally have voting consequences; an accumulation of minor issues, however, may be indicative of poor governance. A holistic approach should be adopted when assessing governance arrangements.

The use of abstention, together with a clear explanation to the company, may allow an investor to convey a strong signal of concern or dissent with a company’s policies.

We note the increase in shareholder resolutions in recent years and encourage their use only where engagement has failed to bring the changes sought by the shareholders concerned.

Finally, shareholders should balance the “signalling” effect of a voting sanction against the potential for it to exacerbate the situation which they seek to remedy.

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PART 1: Companies

SECTION A: Leadership

A.1. Every company should be headed by an effective board, which is collectively responsible for the long term success of the company.

A.2. There should be a clear division of responsibilities at the head of the company between the running of the board and the executive responsibility for the running of the company’s business. No one individual should have unfettered powers of decision.

A.3. The chairman is responsible for leadership of the board and ensuring its effectiveness on all aspects of its role.

A.4. As part of their role as members of a unitary board, non-executive directors should constructively challenge and help develop proposals on strategy.

Guidance

The Code, in this section, sets out the responsibilities of the directors for overseeing the company. The challenge for a board and its chairman is to demonstrate to shareholders the effective application of the Principles. Shareholders will naturally look at financial results as one measure, but will also look for evidence that the chairman and the board as a whole are applying the Code’s Principles. There is new emphasis given to these Principles and companies and shareholders are encouraged to engage on investment and governance issues alike in order better to understand their application.

Shareholders place particular importance on the separation of the roles of chairman and CEO and on the appointment of a senior independent director (SID).

Voting

Shareholders are asked to make a voting judgement on the independence of the chairman (on appointment) and the separation of the roles of chairman and chief executive. Absent a compelling argument, it is unlikely that they will support a breach of either Principle and can be expected to register their opposition by abstaining on or voting against the re-election of the chairman or the SID. Section A also includes detailed guidance on behaviours and disclosures. Shareholders should expect sufficient disclosure to enable them to judge the extent of compliance with the Code’s Provisions. Where disclosure is inadequate, and engagement on the issue is unsuccessful, they may choose to vote against the report and accounts. Evidence of consistently poor performance or governance weaknesses may prompt a vote against the re-election of the chairman or the SID or, in extreme circumstances, the tabling of a shareholder resolution.

SECTION B: Effectiveness

B.1. The board and its committees should have the appropriate balance of skills, experience, independence and knowledge of the company to enable them to discharge their respective duties and responsibilities effectively.

B.2. There should be a formal, rigorous and transparent procedure for the appointment of new directors to the board.

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B.3. All directors should be able to allocate sufficient time to the company to discharge their responsibilities effectively.

B.4. All directors should receive induction on joining the board and should regularly update and refresh their skills and knowledge.

B.5. The board should be supplied in a timely manner with information in a form and of a quality appropriate to enable it to discharge its duties.

B.6. The board should undertake a formal and rigorous annual evaluation of its own performance and that of its committees and individual directors.

B.7. All directors should be submitted for re-election at regular intervals, subject to continued satisfactory performance.

Guidance

Shareholders have a reasonable expectation that boards should be effective in delivering results, over time, which are consistent with the company’s stated strategy. Where results are below expectations they should assess the extent to which any shortfall can be attributed to poor management judgements, weaknesses in corporate governance or external factors over which the board has limited control. The annual report should be used to set out the ways in which the board has sought to ensure its effectiveness.

Of particular concern to shareholders will be the following: independence of non-executive directors; succession and refreshment policies; evaluation; and re-election.

The NAPF sees the nine-year “rule” as a milestone rather than a cut-off. Thereafter directors will be subject to increasing scrutiny as to their effectiveness and independence. Boards are encouraged to set out their succession and refreshment policies in detail when they propose the re-election of a long-serving non-executive director.

Shareholders will look for evidence of implementation of a succession policy. Any statement on succession should also include a reference to diversity. The disclosure should set out clearly the board’s approach to succession planning, any changes anticipated in the next year and how it will approach diversity, bearing in mind the need to develop the right skills and experience on the board.

The importance of gender diversity has been emphasised in the past year and investors now expect boards to set out an explicit policy for achieving a greater degree of diversity than has been the practice in the past. They should also track the implementation of that policy.

The NAPF views board evaluation as an important tool for all boards. Companies are encouraged to disclose details of the process and as far as possible the outcomes from the evaluation.

Given the recognition of the importance of board effectiveness and the widespread acceptance of annual re-election, the NAPF encourages companies to state more fully the skills and experience which a director brings to his/her role. Such a statement should also include other current appointments which might affect his/her ability to make a full contribution to the work of the board (eg an executive role or a potential conflict of interest). In this way shareholders can make a better informed voting decision.

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Voting

Where a director fails the independence test, and therefore upsets the balance of the board or its committees, shareholders may vote against the re-election of that director.

Absence of a disclosed succession policy or an evaluation process may lead to shareholders abstaining on or opposing the re-election of the chairman of the nominations committee or, where appropriate, the chairman.

Shareholders will scrutinise carefully the company’s policy on director appointments and may choose to abstain on or vote against the re-election of the chairman of the nominations committee in the absence of a full explanation for non-compliance with the Code, and where engagement on these matters has failed.

SECTION C: Accountability

C.1. The board should present a balanced and understandable assessment of the company’s position and prospects.

C.2. The board is responsible for determining the nature and extent of the significant risks it is willing to take in achieving its strategic objectives. The board should maintain sound risk management and internal control systems.

C.3. The board should establish formal and transparent arrangements for considering how they should apply the corporate reporting and risk management and internal control principles and for maintaining an appropriate relationship with the company’s auditor.

Guidance

The disclosures covered in this section provide important support to the Principles set out in the previous sections and should, where relevant, be linked into them.

Shareholders expect the assessment of the company’s position and prospects to be succinct and at the same time cover the key elements of the business, by size and by risk exposures. The report should set out the board’s view of the key strategic and operating risks facing the business and how it seeks to manage those risks.

The NAPF supports the appropriate application of the Turnbull and Smith guidance on internal controls and the role of the audit committee. Shortcomings by companies and their boards in these areas are likely to attract criticism from shareholders and potentially adverse voting decisions.

Voting

Poor disclosure of the strategy and risk exposures may lead to a vote against the report and accounts, or the submission of a shareholder resolution.

Where issues relating to auditor and/or non-audit fees are not resolved to their satisfaction, shareholders may choose to vote against the re-election of the chairman of the audit committee, or another member of the audit committee, or, in exceptional circumstances, the reappointment of the auditor.

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SECTION D: Remuneration

D.1. Levels of remuneration should be sufficient to attract, retain and motivate directors of the quality required to run the company successfully, but a company should avoid paying more than is necessary for this purpose. A significant proportion of executive directors’ remuneration should be structured so as to link rewards to corporate and individual performance.

D.2. There should be a formal and transparent procedure for developing policy on executive remuneration and for fixing the remuneration packages of individual directors. No director should be involved in deciding his or her own remuneration.

Guidance

The Principles set out above are clear and yet remuneration remains one of the key points of dispute between boards and shareholders. This is often due to the absence of demonstrable links between strategy, performance and pay, coupled to the multi-year trend of executive remuneration rising at a faster rate than pay more generally and, in recent times at least, poor returns to shareholders, as measured by share prices and dividends. Many investors are also concerned that remuneration has become too complex and question its effectiveness in motivating management.

It is incumbent on remuneration committees to demonstrate when both setting and reviewing policy that there is a strong link between pay and performance and that risk is taken into account when establishing performance targets. Committees should acknowledge that from time to time the link may have weakened and should take steps in that event to strengthen it.

The guidance published by the NAPF/ABI on termination payments, by the ABI on remuneration structures and by the NAPF/LAPFF on pensions disclosure is all relevant when evaluating remuneration policy.

In light of the above, the NAPF will continue to press for prudence in executive pay and to oppose the use of peer benchmarking, unless it is applied infrequently (we suggest 3 - 5 yearly intervals) and then only as one part of the committee’s assessment of remuneration policy.

Voting

Remuneration policy is seen by many investors as a litmus test for wider corporate governance practices. It encompasses board effectiveness, oversight, strategy and risk management for example. Shareholders will therefore continue to examine remuneration policies critically, with a view to ensuring that they are closely aligned with their interests. They are likely to oppose excessive individual pay awards, discretionary bonuses, share plans with weak or inappropriate performance conditions and policies which fail to take into account the risks arising from the pursuit of aggressive performance targets. Companies should be encouraged to ensure that the remuneration policy is tailored to their specific circumstances.

Voting sanctions will normally focus on the remuneration report and new share scheme proposals, but may from time to time extend to the chairman and members of the remuneration committee.

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SECTION E: Relations with shareholders

E.1. There should be a dialogue with shareholders based on the mutual understanding of objectives. The board as a whole has responsibility for ensuring that a satisfactory dialogue with shareholders takes place.

E.2. The board should use the AGM to communicate with investors and to encourage their participation.

Guidance

The NAPF has consistently advocated dialogue between companies and their shareholders and facilitates such dialogue through its “Case Committees”. Investor engagement is a cornerstone of effective and responsible ownership.

Shareholders should be clear about their investment objectives when discussing governance and strategy with a company, so the chairman and directors are able better to understand what is expected of them. They should also make it clear to a company where decisions on both investment and voting rest.

The AGM is an important part of the dialogue between a company and its shareholders, regardless of size, as well as being the occasion at which the board is held accountable for its actions during the preceding year. Shareholders should therefore make every effort to register their votes after careful consideration of the resolutions on the agenda.

Companies should publish the results of the meeting as soon as practicable after the meeting. Where a significant number of votes against a resolution has been registered the board should seek to understand the reasons for dissent and to address them as appropriate.

This section links closely to the Stewardship Code which was published in July. The Stewardship Code and guidance on its implementation is covered in greater detail in the NAPF’s publication, The UK Stewardship Code: Guidance for Investors, published in November 2010.

Voting

While the absence of effective dialogue is in itself unlikely to result in a voting sanction, it may be symptomatic of other problems. Failure to address the concerns raised by shareholders is likely to lead to their votes being applied to remedy the situation.

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Appendix 1: Detailed Voting Guidelines

Introduction

In this section we have not repeated the detailed provisions of the Corporate Governance Code, but have sought, under the same headings as the Code, to identify those issues which will be of particular relevance to shareholders when assessing a company’s compliance with the Code and deciding what voting sanction, if any, to apply.

A significant number of the Code’s provisions relate to disclosure of information about the board or its governance practices, without which it can be very difficult to arrive at an informed opinion about the quality of its compliance. Poor levels of disclosure are likely to lead investors to take a less sympathetic view of explanations of non-compliance.

SECTION A: Leadership

A.1: The role of the Board

Provisions: Decision-making / membership / committees / meetings / insurance

Discussion

A.1.1. The disclosures covered by these provisions are fundamental to understanding a company’s governance model. Shareholders will look to the corporate governance statement for evidence of effective application of them. In setting out details of the board members, a company should state the relevant skills and experience which each director brings to the board.

A.1.2. Where a director has been unable to attend a number of board or committee meetings, an explanation should be provided in the annual report. Low attendance rates, unaccompanied by a suitable explanation, may be a factor when shareholders consider the re-election of directors.

Voting

A.1.3. In the absence of suitably detailed disclosures, and only after engagement, shareholders may choose to vote against the adoption of the report and accounts. A vote against a member of the board because of poor disclosure is unlikely, and a shareholder resolution would be submitted in only the most extreme circumstances.

A.1.4. Where a trend of low attendance at meetings has been identified, in the absence of a sufficient explanation and perhaps over the space of more than one year, voting against the re-election of the non-executive concerned may be an appropriate sanction.

A.2: Division of responsibilities

Provision: Joint chairman / chief executive

Discussion

A.2.1. Separation of these roles is a cornerstone of good governance in the UK, enshrined in the Code and propounded for many years by the NAPF. The contravention of this tenet, by (a) the combination of the roles; or (b) the designation of an executive chairman would cause significant concern.

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A.2.2. The temporary combination of the roles may be justified, notably when a chairman “bridges the gap” between the departure of a CEO and the appointment of his/her successor.

Voting

A.2.3. Investors may consider actively abstaining or voting against the board chairman in the event of the role being combined for more than one year.

A.3: The Chairman

Provision: Independence

Discussion

A.3.1. If a new chairman has been appointed or a successor to the current chairman has been announced/proposed, the board should provide shareholders with confirmation in the annual report that the past/retiring chairman was not involved in the selection or appointment of his/her successor.

A.3.2. If the chairman is not independent on appointment, the company should consult its investors and provide a detailed explanation as to why it considers the appointment desirable. Investors will wish to approach each case on its individual merits.

A.3.3. The calibre of the individual, the balance of the board, and the nature of the impediment to the proposed chairman’s independence may all be factors in investors’ deliberations.

A.3.4. The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. The company should enter into early dialogue with its investors and provide an explanation for the proposed succession. Investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered.

A.3.5. The complexity of the business is an insufficiently persuasive argument ipso facto to justify this type of succession. Given the issues posed by a former CEO assuming chairmanship of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following his/her appointment.

A.3.6. The NAPF appreciates that voting against the election of a chairman is a decision with broader implications. However, this must be balanced against the requirement for a chairman to have sufficient time to fulfil his/her responsibilities and to be independent on appointment. These are issues which call for extensive dialogue between companies and their owners.

Voting

A.3.7. In the above cases, investors may consider an active abstention or a vote against the reelection of the chairman of the nomination committee or, in exceptional circumstances, a vote against the proposed board chairman.

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A.4: Non-executive Directors

Provisions: Senior independent director / meetings without executives / assessment of chairman / recording concerns

Discussion

A.4.1. This is a new provision of the Code which provides important clarification to the role of the non-executive directors (NEDs), particularly the SID. Shareholders will look for evidence of compliance with its spirit as well as its letter, while recognising that many of the issues covered are of a confidential nature and therefore difficult to disclose in detail.

Voting

A.4.2. Where no SID has been identified, an appropriate voting sanction, taking account of the company’s circumstances, may be to vote against the re-election of the chairman of the nomination committee. Where the chairman or the individual designated as the SID is not deemed independent, voting against his/her re-election may be appropriate.

SECTION B: Effectiveness

B.1: The composition of the Board

Provision: Director independence

Discussion

B.1.1. The issue of director independence calls for a particularly thoughtful application of the “comply or explain” principle. The onus is on the company to provide a detailed and considered explanation as to why it considers a director to remain independent despite the existence of one (or more) of the seven factors listed in the Code.

B.1.2. Some of the more complex impediments to independence are discussed below.

B.1.3. Length of tenure is an aspect of the Code that has triggered much discussion. The NAPF appreciates that nine years is a milestone, rather than a fixed date after which independence is entirely lost, and before which it is entirely present. A pragmatic approach from companies and investors is therefore required.

B.1.4. As an over-riding principle, the NAPF does not dismiss the possibility that a long serving nonexecutive director can remain independent. However, independence is likely to diminish with time and the company has a responsibility for explaining why a long-serving non-executive director remains independent.

B.1.5. Just as the company has a responsibility to consider independence carefully in these circumstances, equally shareholders will wish to assess the company’s explanation and may take account of some or all of the following factors:

☐	General board refreshment and succession planning. This is perhaps the most important consideration.

☐	Overall corporate governance standards and history and wider independence on the board.

☐	Evidence of independence in the director’s conduct.

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☐	Confirmation that independence (as distinct from performance) was evaluated.

☐	The length of service of the executives may also be a factor. In general, concurrent tenure of an NED with an executive director for over nine years should lead shareholders to question the NED’s independence.

B.1.6. Cross-directorships may create links between directors which are of potential concern to shareholders. They occur when two or more directors of the company are also directors of another company or a company in the same group (which includes holding, subsidiary companies and joint venture companies).

B.1.7. Independence is compromised where a directly reciprocal cross-directorship is involved or created. This happens when a non-executive director of ‘company A’ is also an executive director of ‘company B’ where an executive director of ‘company A’ sits on the board as nonexecutive director.

B.1.8. In these circumstances it is unlikely that investors will regard the non-executive director of ‘company A’ as independent. The chairman of the board should look to resolve these concerns through discussion with the directors involved in the cross-directorship and appropriate action being taken. The fact of such cross directorships should also be disclosed and explained.

B.1.9. Cross-directorships which are not directly reciprocal are less likely to raise concerns of independence but should be reviewed by investors in the light of each specific set of circumstances.

B.1.10. Links to a Significant Shareholder present particular issues. Under UK company law, directors and the board are responsible to shareholders as a body and not to any specific shareholder.

B.1.11. In the situation where an individual director has been appointed to the board as the representative of or through the contractual board rights of a significant shareholder, other shareholders may have concerns in the following areas:

☐	Whether a director who consistently faces conflicts of interest or represents the interests of one shareholder should remain on the board—irrespective of whether or not designated by the board as an independent non-executive director. This is an issue for the chairman and other directors to address.

☐	Whether the director was appointed through ‘a formal, rigorous and transparent procedure’ as required by the Combined Code. Board appointments which are effectively controlled by, or in the gift of, or subject to the approval of a third party are unlikely to meet the requirements of a rigorous and transparent process.

☐	How conflicts of interest are dealt with by the board. The NAPF considers that a nonexecutive director ‘represents’ a significant shareholder if he/she is:

☐	An employee of a shareholder or remunerated by a shareholder (e.g. directly or indirectly, for example through receiving consultancy income from the shareholder).

☐	Appointed to the board as a contractual right of the shareholder—for example at the time of a financing or as a result of a partial merger, acquisition or joint venture.

B.1.12. If such individuals are appointed to the board, it is preferable that the nomination committee, board and shareholders are consistent in the treatment of the director as being non-independent.

B.1.13. In addition a director may be nominated for election by a significant dissident shareholder, which presents different independence issues. In such a case, the onus is on the nominee to demonstrate his/her independence which should be based on the independence criteria applying in the UK, as set out above with particular attention to the assessment of the links between the nominee and the dissident.

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B.1.14. Where the presence of one (or more) non-independent non-executive directors impairs board balance, the role of such non-executive directors should be clarified. The company should justify why it believes the independent element is sufficiently strong to counter the imbalance and why the continued presence of the non-independent non-executive director is in the interests of the company and its shareholders.

B.1.15. It may be advisable for the company to appoint additional independent non-executive directors, although this should be evaluated by investors on a case-by-case basis.

B.1.16. Where there is insufficient independent representation, investors will require a detailed explanation as to why the company’s exceptional circumstances justify the situation. Ideally a timetable for compliance should be provided.

Voting

B.1.17. There can be no objection in principle to non-independent directors sitting on the board. Voting sanctions against a non-independent non-executive director would normally be warranted only where the composition of the key committees or the balance of the board was compromised.

B.1.18. If a dissident nominee is deemed non-independent and his/her election would result in the balance of the board or its committees being inconsistent with the provisions of the Code, shareholders will normally vote against his/her election.

B.1.19. Where a director has served for over nine years concurrently with an executive director, that director should no longer be deemed to be independent. He/she should therefore no longer serve on those committees which should consist solely of independent directors.

B.1.20. Investors may consider voting against the chairman (or a member) of the nomination committee, whose role it is to ensure that the board is properly constituted.

B.2: Appointments to the Board

Provisions: Nomination Committee role/balance of skills/re-election/reporting

Discussion

B.2.1. Shareholders will expect the nomination committee to demonstrate that it has applied the provisions of the Code particularly in respect of developing a succession and appointment policy, ensuring the right balance of skills and experience on the board and supporting the reelection of directors. This last point is especially important in the case of those directors who have served more than six years on the board and shareholders will expect appropriate levels of disclosure.

B.2.2. Shareholders will expect companies to explain what steps they are taking to bring diversity to their boardroom, particularly gender diversity.

B.2.3. Shareholders recognise the confidential or sensitive nature of some succession planning issues may make disclosure more difficult.

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Voting

B.2.4. If disclosure is poor or there is an evident lack of succession planning, including due consideration of diversity and the balance of skills on the board, investors may wish to consider abstaining, or voting against the re-election of the chairman of the nomination committee, whose responsibility it is.

B.2.5. Where there is no statement on a company’s diversity policy and its application, shareholders may choose to vote against the election of a director.

B.3: Commitment

Provisions: chairman and directors’ job specifications / time commitment required

Discussion

B.3.1. It is important that shareholders have access to the terms and conditions on which directors are appointed and that due consideration has been given by the board and each director to the time commitment required, particularly in the event of a crisis developing.

Voting

B.3.2. In the event of poor disclosure, shareholders may wish to vote against the adoption of the report and accounts or, in extreme circumstances, vote against the re-election of the chairman, or submit a shareholder resolution.

B.4: Development

Provisions: induction / training

Discussion

B.4.1. Shareholders will expect disclosure of how a company has chosen to comply with these provisions, including meetings with major shareholders.

Voting

B.4.2. Where engagement has failed to result in better disclosure, shareholders may wish to vote against the adoption of the report and accounts.

B.5: Information and support

Provisions: directors’ access to advice / committee resources / role of the company secretary

Discussion

B.5.1. Shareholders will expect disclosure of how a company has chosen to comply with these provisions.

Voting

B.5.2. Where engagement has failed to result in better disclosure, shareholders may wish to vote against the adoption of the report and accounts.

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B.6: Evaluation

Provisions: board and committee evaluation / external facilitation / evaluation of the chairman

Discussion

B.6.1. An effective evaluation process, utilising as appropriate an external facilitator, is seen by shareholders as an important part of a company’s governance processes. Companies are expected to provide details of the approach adopted and broad conclusions reached from the evaluation in their annual report.

B.6.2. At a minimum, the board should seek to provide the following details:

☐	What was specifically reviewed (including rationale behind this decision);

☐	Who conducted the evaluation, and whether they were internal or external appointments (including rationale behind their selection);

☐	The nature of the process;

☐	The key findings and lessons learned; and

☐	Any follow up required, and by whom.

Voting

B.6.3. Where engagement has failed to result in better disclosure, shareholders may wish to vote against the adoption of the report and accounts.

B.7 Re-election

Provisions: annual elections of directors / biographical details / board’s rationale for election

Discussion

B.7.1. The NAPF accepts that annual elections for all directors could lead to better accountability and supports this provision of the Code. However, we recognise there are risks associated with annual elections, particularly with respect to continuity and stability. In the instance where a company chooses not to comply with the Code, the policy on director elections should be clearly explained in the context of shareholders’ interests.

B.7.2. Sufficient biographical details should comprise a statement of a director’s other directorships and responsibilities (including any relevant previous positions held) and the contribution that the director can make to the board.

B.7.3. In all cases, the board should explain to shareholders why it believes that the director should be re-elected and confirm that the director has recently been subject to formal performance evaluation and continues to be an effective member of the board.

B.7.4. When the director is an independent non-executive proposed for re-election beyond six years, a particularly rigorous review and evaluation process is to be expected.

B.7.5. Boards and shareholders should consider the history of a director when contemplating support for his/her re-election. Particular care is required where a director has had significant involvement, whether as an executive

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director or non-executive director, in material failures of governance, stewardship or fiduciary responsibilities at a company. Shareholders rely heavily on the board’s recommendation and directors should ensure that re-election proposals take into account not just the individual’s performance on the board in question but also any external factors which may be relevant to that judgement.

Voting

B.7.6. Shareholders may choose to vote against the re-election of a director in the absence of a supporting statement from the board or where there is clear evidence of poor performance by the individual or the company.

B.7.7. There is no recommended voting sanction for companies who do not subscribe to annual reelections of directors. Where a company does not undertake annual re-elections, investors should expect a thorough explanation as to the rationale behind this decision.

B.7.8. Over time, a failure to move to annual director elections, where unsupported by an acceptable explanation, may lead to an abstention on the vote to re-elect the chairman or chairman of the nomination committee, particularly where there are concerns that the absence of annual elections may not, in the company’s specific circumstances, be in the interest of shareholders.

SECTION C: Accountability

C.1: Financial and business reporting

Provisions: annual report / business model / going concern

Discussion

C.1.1. Shareholders will expect disclosure of how a company has chosen to comply with these provisions. In light of the Department of Business, Innovation and Skills’ review of Narrative Reporting, the NAPF proposes to develop further guidance in due course.

Voting

C.1.2. Where engagement has failed to result in better disclosure, shareholders may wish to vote against the adoption of the report and accounts.

C.2: Risk management and internal control

Provision: annual review of risk management and internal controls

Discussion

C.2.1. The provision has been modified to give increased prominence to risk management, which should lead to a fuller report to shareholders and in particular greater focus on risk in the context of the business strategy. Companies are encouraged to consider the broader strategic risks facing the business and to comment on those in the annual report.

Voting

C.2.2. Where engagement has failed to result in better disclosure, shareholders may wish to vote against the adoption of the report and accounts.

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C.3: Audit committee and auditors

Provisions: audit committee / role and responsibilities / reporting to shareholders / whistleblowing / internal audit review / appointment of auditors / non-audit services

Discussion

C.3.1. As can be seen from the provisions above the audit committee has a key role to play in oversight of the company and its executives it is therefore important that its structure is consistent with the Code in every respect. In its report to shareholders it should explain how it has complied with the provisions of the Code as appropriate.

C.3.2. The appointment of external auditors is a separate issue to the setting of the auditor’s remuneration. This is principally because shareholders may have concerns about the balance between audit and non-audit fees which need to be considered separately, or substantially so, to the appointment of the auditor alone. Therefore separate resolutions should cover the appointment of auditors and the setting of (or the authorising of the board to set) auditors’ fees.

C.3.3. There is a consensus among investors that periodic tendering of the audit service helps to maintain auditor objectivity. Companies are therefore encouraged to consider submitting the audit function to periodic tender and disclose their policy on this matter, including when the audit was last subject to tender. The NAPF encourages improved disclosure on the auditor reselection decision and the disclosure of any contractual obligations to appoint audit firms, in the interests of making the criteria used for auditor selection and evaluation as explicit as possible.

C.3.4. Change of auditors should be explained to shareholders.

C.3.5. Where the auditors have resigned, the resignation letter should be posted on the company’s website.

C.3.6. Where the auditors also supply a substantial volume of non-audit services to the company, the audit committee should keep the nature and extent of such services under regular review, seeking to balance the maintenance of objectivity and value for money. In addition, in the annual report there should be full disclosure of the value of any non-audit fees. There should be a clear break-down between the types of services received, with tax compliance services differentiated from tax advisory services and non-statutory acquisition-related services separated from statutory services.

C.3.7. Investors are concerned about the tendency of companies to use their auditors for non-audit work. While this can on occasion be justified on grounds of cost and relevant expertise, more use should be made of third parties. We therefore propose a non-audit fee cap of 100% of audit, absent an explanation of any exceptional circumstances which may apply. A company’s clearly defined policy on non-audit work should form part of the audit committee’s report to shareholders.

C.3.8. If non-audit fees comprise more than 20% of the audit fees disclosed in the annual report, investors should seek an analysis of the principal areas of non-audit fees.

Voting

C.3.9. Voting sanctions may be required when a breakdown of non-audit fees is not provided (where they comprise more than 20% of the audit fee) or where there is not an adequate explanation in the annual report of how auditor objectivity and independence of the auditor and audit is safeguarded.

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C.3.10. If shareholders have major concerns on auditor and/or non-audit fee issues which are not resolved by the board or company to their satisfaction, voting against the re-election of the chairman of the audit committee, or another member of the audit committee or, in exceptional circumstances, the reappointment of the auditor may be appropriate.

Auditor Liability

C.3.11. The Companies Act 2006 permits, subject to the approval of shareholders, agreements to limit the liability of statutory auditors—though the liability can never be reduced below what a court deems as fair and reasonable in all the circumstances. The NAPF welcomes the guidance issued by the FRC on such auditor liability limitation agreements. In response to this in June 2008 the Institutional Shareholders Committee issued a statement on these agreements and how companies are most likely to win the support of their shareholders.

C.3.12. The NAPF and most institutional shareholders support proportional liability, whereby each party is liable for a portion of the loss commensurate with their responsibility for it, in the expectation that this will lead to improved audit quality. There is a generally shared view that agreements which include an element of a fixed cap —however calculated—are not appropriate. There is no compulsion to agree any limitation of liability and company directors will need to be conscious of their fiduciary duties when entering into any such agreement; in order to agree any proposal, shareholders will require evidence of how the liability limitation is associated with improvements in audit quality.

Voting

C.3.13. Investors should consider voting against any resolution which proposes a form of auditor liability limitation which includes a form of fixed cap or which leads in any other way to liability which is not proportional. In order to give their support, they will need disclosure of how any liability limitation is in the interests of the company and will lead to improved audit quality; certainly any form of proposed limitation which is not proportionate will need some company-specific justification and an explanation of why the directors feel that the agreement would survive the court's judgement of what is fair and reasonable.

SECTION D: Remuneration

D.1: The level and components of remuneration

Provisions: performance-related pay / NED pay / early termination / notice periods

Discussion

D.1.1. The NAPF has suggested that in general, for executive directors:

☐	Base pay increases should be capped at inflation, unless there are sound and compelling reasons for a different approach;

☐	Bonuses should be aligned with profits—thus if profits fall then bonuses also fall;

☐	In share plans, where performance targets are reduced, thus making the target easier to reach, the scale of awards should also be reduced.

D.1.2. In the UK, good practice in remuneration has been set out by the Association of British Insurers (ABI) in its “ABI Principles of Remuneration”. These can be found at http://www.ivis.co.uk/. The NAPF anticipates that

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most institutional investors and issuers will use the ABI Principles as a guide to remuneration policies and has therefore chosen not to reinterpret them in detail here. However it is important that companies tailor their policies to their own particular circumstances and do not slavishly follow established guidelines.

D.1.3. Just as the remuneration committee should adopt a holistic approach when designing and assessing packages, so investors should evaluate remuneration arrangements in their entirety. As noted earlier in this Policy (Page 14) shareholders will seek reassurance that there is a clear link between strategy, performance and reward. Total remunerations should be structured to reflect the ambitions and risks inherent in the business. Performance pay should motivate management to deliver results which are both stretching and sustainable.

D.1.4. Remuneration practices which would most likely cause concern and may trigger a voting sanction in the absence of sufficient explanation include:

☐	Increases in base salary in excess of inflation

☐	Over frequent re-benchmarking (we suggest 3 - 5 year intervals)

☐	Insufficiently demanding performance targets

☐	Guaranteed, pensionable or discretionary annual bonuses

☐	Insufficient disclosure on the scope of annual bonuses and performance conditions (retrospective disclosure is acceptable)

☐	Any provision for re-testing of performance conditions

☐	Ex-gratia and other non-contractual payments

☐	Change in control provisions triggering earlier and/or larger payments and rewards

☐	The absence of service contracts for executive directors

☐	Unwarranted use of discretion

D.1.5. The NAPF, jointly with the ABI, has published guidance on termination payments which is designed to eliminate ‘payments for failure’.

D.1.6. The NAPF, jointly with the LAPFF, has published a paper highlighting the importance of the disclosure of pension arrangements for executives.

D.1.7. The checklist in D.1.4 and the issues in D.1.5 and D.1.6 are not exhaustive, particularly as good practice in this area continues to evolve.

D.1.8. Executive pay policy should be clearly aligned with pay policies in the company as a whole.

Voting

D.1.9. Most individual elements of remuneration policy are likely to be insufficient to trigger a voting sanction in isolation, but might warrant such a measure when coupled with other deviations from good practice. It is also important for investors to be aware of recurring trends in remuneration (for example, a basic salary increase in excess of inflation in a particular year may not cause excessive concern whereas a trend of such increases might well).

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D.1.10. The resolution on the remuneration report is generally an appropriate channel for registering concern at a company’s remuneration practices.

D.1.11. However, where severe or persistent infringements of good practice have been identified, or there is evidence from the remuneration arrangements of a policy generally unaligned with shareholders’ interests, a vote against the re-election of the chairman (or member) of the remuneration committee may also be appropriate.

D.2: Procedure

Provisions: Composition of committee / role and responsibilities / role of the board / shareholder approval of long-term incentive schemes

Discussion

D.2.1. The remuneration committee is responsible for the formulation and implementation of executive remuneration packages. While remuneration consultants may act as advisers, they should not involve themselves in the decision-making process, which is the responsibility of the committee members and/or the board.

D.2.2. The remuneration Report should describe:

☐	The key parameters and structure of the remuneration policy set by the committee

☐	How this has been applied to the remuneration and incentive arrangements for the executive directors and other senior executives falling within the committee’s responsibilities

☐	(a) the cost to the company and (b) the potential end-value to each participant of the company’s remuneration schemes (assuming minimum and maximum vesting levels)

D.2.3. Consultants to the Remuneration Committee should be independently appointed by the committee and be independent of the company’s management. Potential conflicts of interest should be scrupulously and demonstrably avoided.

D.2.4. The remuneration committee is exclusively responsible for the selection and appointment of its advisors.

D.2.5. The remuneration committee is encouraged to disclose whether the Remuneration Consultants Group’s ‘Code of Conduct’ has been taken into consideration when selecting its consultants.

D.2.6. Companies are encouraged to consider submitting the remuneration consultant function to periodic tender and disclose their policy on this matter, including when the consultant was last subject to tender.

D.2.7. If any services are provided by the same remuneration consultants to the company:

☐	They should be minimised with respect to both the scope and value of services provided to the remuneration committee.

☐	They should be fully disclosed to the remuneration committee and to shareholders.

☐	The chairman of the remuneration committee should explain to shareholders why it is appropriate for the committee to appoint the same consultants as the company, notwithstanding this conflict of interest.

Voting

D.2.8. Consistently poor disclosure of the procedures set out in the Code may result in a vote against the re-election of the committee chairman or against the remuneration report.

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D.2.9. Companies are encouraged to tailor their long-term incentive schemes to their particular circumstances and to explain those circumstances when seeking approval for a new or amended scheme. While shareholders should be supportive of innovative schemes they will seek assurance that the incentives are aligned with their own interests and may vote against schemes where alignment is seen as poor.

SECTION E: Relations with shareholders

E.1: Dialogue with shareholders

Provisions: communications with shareholders / informing the board

Discussion

E.1.1. Given the growing diversity of the shareholder base at many companies, communications with shareholders are both more difficult and more complex. The NAPF believes that boards could usefully spend more time understanding the objectives of their larger shareholders.

Evidence of an effective approach to communicating with key shareholders is a demonstration of good governance practices at the company.

Voting

E.1.2. While poor communications are of themselves unlikely to result in a voting sanction, they may be seen as evidence of weak governance and when taken with other factors may result in a vote against the re-election of the chairman or members of the board.

E.2: Constructive use of the AGM

Provisions: agenda / proxies / director attendance / notice

Discussion

E.2.1. The ability of companies to hold meetings at short notice is important and commercially desirable in certain circumstances. Without wishing to advocate that companies should exceed 21 days notice, we do expect that companies will give as much notice as is practicable when calling a general meeting.

E.2.2. Therefore, the flexibility afforded by the Shareholder Rights Directive to call a meeting at 14 days’ notice should only be used in limited circumstances. The shorter notice period should not be used as a matter of routine for such meetings, but only where the flexibility is merited by the business of the meeting and is thought to be to the advantage of shareholders as a whole.

E.2.3. If the proposals at a given meeting are not time-sensitive, they should not normally use the shorter notice period.

E.2.4. Companies are encouraged to outline the circumstances in which a short-notice meeting may be called when tabling the enabling resolution.

Voting

E.2.5. In normal circumstances, these are not issues which will merit a voting sanction, as these issues are more likely to be taken up during direct engagement with the board of directors.

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E.2.6. However, shareholders may wish to vote against resolutions tabled at a short-notice meeting where the use of the shorter notice period has not been adequately justified by the company or the proposals are of such complexity that shareholders require more time to consider their voting decision.

SECTION F: Other voting issues

Several voting issues are not covered by the above Guidelines and merit separate mention. As stated earlier the NAPF does not seek to embellish the Code in any way but to ensure there is clarity around how shareholders may exercise their responsibilities as owners.

F.1: Continued material non-compliance with the code without adequate explanation

Discussion

F.1.1. Investors consider that the chairman is ultimately responsible for the maintenance and oversight of a strong governance policy. In the event of continued material non-compliance with the Principles of the Code, he/she should be held accountable by investors.

Voting

F.1.2. Investors may consider an actively withheld vote or a vote against the re-election of the board chairman.

F.2: Share issues and purchases

Discussion

Shareholder approval required for issue of new shares

F.2.1. In accordance with company law, companies must secure shareholder approval to be able to issue new shares. Resolutions allowing the company to issue new shares are normally of two types known as ‘Section 551’ and ‘Section 570’ Authorities.

F.2.2. Sections 551 and 561 Authorities allow companies to issue new shares. The accepted limit to this authority is normally one-third of the company’s issued share capital at the time the authority is approved. If issued to this maximum, the new shares would be equivalent to 25% of the enlarged issued share capital. Under the Principles of the Pre-Emption Group and frequently also under companies’ own Articles, these shares would normally have to be first offered to existing shareholders.

F.2.3. Section 570 Authorities allow companies to issue shares for cash without the application of pre-emption rights. The maximum allowed under the Pre-Emption Principles is equivalent to 5% of the issued share capital at the time of the Authority. A multi-year limit also applies, typically a maximum of 7.5% of shares to be issued over three years without the application of pre-emption rights. The Principles do support flexibility in their application and, while the onus is on companies to make the case, investors “should review that case on its merits and decide on each individually, using the usual investment criteria”.

F.2.4. When presenting such resolutions:

1.	Section 551 and Section 570 Authorities should be separated into two resolutions; and

2.	Section 551 and Section 570 Authorities should be renewed annually.

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Voting

F.2.5. Where Section 551 and 570 Resolutions which (a) are bundled together, or with any other voting issue (b) are not consistent with Pre-Emption Principles without a satisfactory explanation and (c) grant Authorities for more than one year, an adverse vote would usually be appropriate.

Application of Pre-emption Group guidelines

F.2.6. The NAPF supports the issue of shares provided, where there is a proposed disapplication of pre-emption rights, the issuer has applied the Pre-emption Group’s Principles.

F.2.7. (The Pre-Emption Group comprises listed companies, investors and intermediaries. It monitors the development of practice in this area, agrees to any revisions to the Principles, and examines whether the relevant processes could operate more efficiently. The Statement of Principles can be found on the Group’s website: http://www.pre-emptiongroup.org.uk.)

Voting

F.2.8. If the proposed issue exceeds guidelines, investors may consider voting against the issue.

F.3: Vote withheld (abstain) option / voting disclosure

Discussion

F.3.1. Investors may wish to register reservations on an issue without having to vote against a resolution. Companies should facilitate this by including an abstain option on proxy cards.

F.3.2. Companies should disclose on the website the voting outcome on each resolution, including the breakdown of votes in favour, against, and withheld.

F.4: Committee Composition

Discussion

F.4.1. The Code stipulates rules around the composition of the audit, remuneration and nomination committees. This includes the size of committees; the extent to which non-independent directors should be involved in committees; the failure to establish committees; the role of the board chairman; committee refreshment; and the terms of reference of the committees.

The NAPF Guidelines reflect those of the Code.

Voting

F.4.2. Where committee composition is not in accordance with the Code’s Provisions, shareholders may choose to vote in such a way as to improve the company’s compliance with the Code.

F.5: Memorandum and articles

Discussion

F.5.1. Any changes proposed to the company’s Memorandum & Articles should be explained. In addition, boards should regularly review the company’s Memorandum and Articles, consult with major shareholders on material amendments and make the Memorandum and Articles readily available.

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Voting

F.5.2. Investors will normally wish to support changes to the company’s Memorandum and Articles, provided that it is clearly demonstrated by the board that any changes will not detract from shareholder value or materially reduce shareholder rights.

Non-routine changes to Memorandum & Articles not to be bundled

F.5.3. Changes to the company’s Memorandum and Articles should not be ‘bundled’ into a single resolution when they cover non-routine matters.

Voting

F.5.4. Shareholders may consider voting against changes to the Memorandum and Articles if nonroutine changes are included in the same resolution.

Borrowing limits

F.5.5. Where a company seeks to increase its borrowing powers, a limit should be stated.

Voting

F.5.6. Where a material increase in borrowing powers or no limit is proposed, it may be appropriate for investors to vote against the proposed change(s) to the Memorandum and Articles.

F.6: Conflicts of Interest

Discussion

F.6.1. The Companies Act 2006 includes four separate sections relating to conflicts of interest and their disclosure. These differentiate between interests in transactions and arrangements with the company, which must be disclosed but need not be approved and all other conflicts, which will require approval.

F.6.2. In the second instance, the Act creates a duty to avoid a situation where a director has an interest which may conflict with the company’s interests, which would apply to the exploitation of any property, information and opportunity.

F.6.3. These provisions have implications for directors with multiple board appointments. Consideration of this issue will be required where a new director is appointed or an existing director wishes to assume a new directorship.

Indemnification

F.6.4. Where a company seeks to provide for director indemnification in the Memorandum and Articles, auditor indemnification should be explicitly excluded.

Dispute Resolution

F.6.5. The introduction or maintenance of a provision in the company’s Articles of Association which prescribes arbitration as the sole mode for settlement of all or a significant class of disputes between shareholders (whether

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acting in their own right or on in the name of the company, as applicable) and any one or more of the company, its directors, executive management, or its professional advisors, should be viewed in the first instance as a material reduction in shareholder rights.

F.7: Dividends

Shareholder approval for final dividend

F.7.1. If shareholder approval is not sought for the approval of the final dividend, investors may wish to consider submitting a shareholder resolution or voting against the company’s report and accounts, except where companies can demonstrate that changing their practice to seek shareholder approval of the dividend would significantly delay payment, to the material disadvantage of shareholders.

Cash alternative when scrip dividend proposed

F.7.2. There should always be a cash dividend available as an option to a scrip dividend or other equivalent paper. If such an option is not available, shareholders may wish to vote against approval of the dividend.

F.8: Political donations

Discussion

F.8.1. The NAPF opposes the payment of bona fide political donations. Under EU legislation, the term could potentially encompass donations to charities or educational causes. It is therefore common for authorities to be sought on a precautionary basis.

F.8.2. Where authority is sought, it should be specified that:

☐	Bona fide political donations are precluded

☐	A cap is set on the level of donations

It is acceptable to seek authority for a four-year period where the company has no history of making bona fide political donations. However, where the authority sought exceeds one year, the company should clarify that separate authorisation will be sought at the following AGM should the authorisation be utilised.

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APPENDIX 2: List of relevant websites

The UK Corporate Governance Code:

www.frc.org.uk/corporate/ukcgcode.cfm

The UK Stewardship Code:

www.frc.org.uk/corporate/investorgovernance.cfm

OECD Principles:

www.oecd.org/document/49/0,3343,en_2649_34813_31530865_1_1_1_1,00.html

ICGN Principles:

www.icgn.org/best-practice/icgn-global-corporate-governance-principles/

ABI Remuneration Principles:

www.ivis.co.uk/ExecutiveRemuneration.aspx

Pre-Emption Group:

www.pre-emptiongroup.org.uk

United Nations Principles for Responsible Investment:

www.unpri.org

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2012 Japan Proxy Voting Summary Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

ISS’ 2012 Japan Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

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Approval of Financial Statements

Vote FOR approval of financial statements, unless:

•	External auditor expressed no opinion, or raised concerns; or

•	Statutory auditors/audit committee raised concerns; or

•	There are concerns about the financial statements presented or audit procedures used.

Summary

Most companies around the world submit these reports to shareholders for approval. However in Japan, this item usually will not be put to a shareholder vote, but will only be presented as a reporting item as allowed under disclosure regulations. Accordingly, shareholders should be cautious if this item is on agenda items because that would mean that special circumstances emerge thereby requiring companies to seek shareholder approval. For instance, the item could be proposed because the auditors were unable to finish auditing in time for the audit report to be included in the proxy circular, or raised questions about the financial statements. In those cases, a detailed case-by-case analysis will apply.

1. Income Allocation

Vote FOR approval of income allocation, unless:

•	Payout ratio is consistently low without adequate justification; or

•	Payout ratio is too high, potentially damaging financial health.

Summary

In the past, the first voting resolution at nearly all Japanese AGMs was approval of the allocation of income and the final dividend for the year under review. However, companies that have amended their articles to authorize the board to determine income allocation are no longer required to seek shareholder approval of the income allocation. Likewise, companies that are not paying a dividend will also have no income allocation proposals.

As long as the dividend payout ratio is within a range of 15 percent to 100 percent, we generally support this resolution. If the payout ratio does not fall in this range, ISS will evaluate this resolution on a case-by-case basis. Particular attention will be paid to cases where a company proposes to pay a dividend exceeding its net profit, as such payments could damage the company's long-term financial health.

2. Election of Directors

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, Vote FOR the election of directors, except for:

•

A top executive[12] if the board after the shareholder meeting does not include at least one outsider, regardless of independence (This new provision of the policy will be fully implemented at all Japanese companies beginning in 2013); or

12.

In most cases, the top executive will be the “shacho” (president). However, there are companies where the ultimate decision-making authority rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

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•

A top executive at a company that has a controlling shareholder, where the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan; or

•	An outside director nominee who attended less than 75 percent of board meetings during the year under review[13]; or

•

A top executive who is responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, Vote FOR the election of directors, unless:

•	The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board after the shareholder meeting is not majority independent; or

•

Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan.

Regardless of governance structure, under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent.

•	Individuals who work or worked at major shareholders of the company in question;

•	Individuals who work or worked at main lenders/banks to the company in question;

•	Individuals who work or worked at the lead underwriter(s) of the company in question;

•	Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

•	Individuals who worked at the company’s audit firm;

•	Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

•	Individuals who have a relative(s) working at the company in question.

13.	The attendance of inside directors is not disclosed in Japan.

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Summary

Unlike U.S. boards, most Japanese boards are essentially executive committees and play a minimal role in management oversight. At companies with a statutory auditor structure (which account for about 98 percent of public Japanese companies), there is no legal requirement that boards have outside directors. About half of Japanese companies still do not have any outsiders. However, companies with a U.S.-type three committee structure are required by law to have at least two outside directors.

Corporate Japan has long been criticized for lack of outside oversight, let alone independence. Global comparison of board independence shows that Japanese boards lag far behind foreign counterparts, and it was customary for Japanese boards to be composed entirely of insiders. Nevertheless, the situation has changed, albeit slowly, over the years, and it was during 2010 when more than half of Japanese companies (regardless of board structure) came to have at least one outsider for the first time (50.4 percent, based on ISS data). For companies covered by ISS in 2011, where director elections were proposed, the number slightly increased to 51.0 percent.

Given that a majority of Japanese boards already have at least one outsider, and in light of regulatory development reflecting changing public awareness toward the importance of board independence, having outsiders on boards is no longer considered an alien concept among the Japanese business community, corporations, and institutional shareholders. Furthermore, reflecting recent corporate scandals (Olympus and Daio Paper), the argument for increasing board supervision is now being called for more urgently than ever.

Outsiders at companies with a statutory auditor system

The new policy provision (opposing a company’s top executive if the board does not include at least one outside director) at companies with a statutory auditor system reflects that changing environment, but will not be implemented until 2013. This one-year moratorium is intended to give companies sufficient time to recruit qualified outside director candidates.

Unlike companies with a three committee structure, there are no requirements to set up nomination committees at companies with a statutory auditor system, which should be held formally responsible for the director nomination process. In the absence of such requirements, the top executive is usually the final decision maker regarding the director nominee selection process at companies with a statutory auditor system. Therefore, it is reasonable to oppose a top executive for concerns about board composition.

As of December 2011, Japan’s Ministry of Justice is considering requiring Japanese listed companies to appoint at least one outside director on boards. However, because of strong opposition from issuers, there is no guarantee that such a requirement will be incorporated into practice. Even if it were to be required, it would still take a few years before enforcement. As regulatory changes are expected to be made, ISS will revisit this policy accordingly.

Affiliated outsiders at companies with a statutory auditor system

Some shareholders may oppose outside director nominees, at companies with a statutory auditor system, whose independence is questionable in order to send a message to the board that companies should appoint independent outsiders. However, such votes could backfire, as companies may instead be discouraged from appointing outside directors altogether because there are no requirements to appoint outsiders. If this were the case, boards could

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end up with all insiders, which will not be in the interests of shareholders. Accordingly, ISS does not oppose outside directors simply because of the lack of independence at companies with a statutory auditor system.

Companies with a three committee structure

Where a company adopts the so-called U.S.-type three committee structure, the role of outside directors becomes critical, and an emphasis on the independence of those directors is appropriate. Such companies are required to appoint at least two outside directors. Therefore, ISS opposes outside director nominees who do not meet our criteria for independence, unless the board after the shareholder meeting is majority independent.

Controlled companies

ISS opposes the reelection of the top executive at any company that has controlling shareholders, if the board after the shareholder meeting does not include at least two independent directors. This policy is intended to protect the interests of minority shareholders.

Furthermore, if a company with a three committee structure has controlling shareholders, ISS also recommends voting against the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors. Those committee members should be held responsible for the lack of independence.

Attendance

We believe that effective management oversight can be realized by having independent board members who actively participate in board deliberations. As such, we pay attention to attendance rates. If an outside director attends fewer than 75 percent of board meetings, without a reasonable excuse, ISS will generally recommend a vote against that director’s reelection.

Poor performance and corporate scandal

ISS also considers recommending votes against nominees for clear mismanagement, as manifested in egregiously poor stock and financial performance or corporate scandals, including fraudulent or criminal activity, which led to shareholder value destruction. Factors we evaluate to that end include financial impact, administrative orders by regulators, stock market reaction, as well as reputational damage.

Shareholder-unfriendly behavior

We factor in shareholder-unfriendly behavior in evaluating director election proposals. Such behavior may include the introduction of a poison pill without a shareholder vote, or a capital strategy leading to shareholder value destruction such as a dilutive third-party placement without a shareholder vote, as well as large-scale public offerings without convincing rationales.

3. Election of Statutory Auditors

Vote FOR election of statutory auditors, unless:

•	The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan[14]; or

14.	ISS uses the same independence criteria for directors and statutory auditors. See “Election of Directors.”

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•	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

•	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary

ISS believes that management oversight by independent statutory auditors is crucial to ensure that companies have better governance. Japan’s Corporate Law allows companies to choose between two governance structures: a statutory auditor system, and a U.S.-type three committee system. About 98 percent of Japanese public companies employ a statutory auditor system, and for those companies, there is no legal requirement that boards have outside directors. Based on Japanese meetings, covered by ISS during 2011, where director elections were proposed, 50.3 percent of companies with a statutory auditor system do not have any outsiders. At these companies, the board of directors essentially functions as an executive committee and plays a minimal role in management oversight, which is instead left to the board of statutory auditors.

Given the frequent lack of independent outside directors at Japanese companies, it is critically important to have independent outside statutory auditors. Therefore, ISS opposes any outside statutory auditor nominees who do not meet our criteria for independence. If outside nominees are voted down, companies need to appoint other outside candidates because the law requires that at least half of a company’s statutory auditors be designated as outside statutory auditors. Because the law requires that the statutory auditor board be composed of at least three members, companies need to have at least two outside statutory auditors to meet the legal requirement.

As in the case of outside directors, we pay attention to attendance rates. If an outside statutory auditor attends fewer than 75 percent of meetings of the board of directors or board of statutory auditors, without a reasonable excuse, ISS will generally recommend a vote against that statutory auditor’s reelection. In addition, ISS considers recommending votes against statutory auditor nominees in cases of corporate scandals, including fraudulent or criminal activity, which have led to shareholder value destruction.

4. Article Amendments

Amendments are nearly always bundled together as a single voting resolution, and ISS’ general approach is to oppose article amendments as a whole when they include changes we oppose. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

Vote FOR this change, unless:

•	A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

Vote FOR this change, unless:

•	None of the outside director candidates meets ISS criteria on independence[15].

15.	See “Election of Directors” for ISS criteria on independence.

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Increase in authorized capital

Vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase. Otherwise,

Vote FOR this change, unless:

•	The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

•	The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

•	The increase is intended for a poison pill, which ISS opposes.

Creation/modification of preferred shares/class shares

Vote CASE-BY-CASE on this request

Repurchase of shares at board’s discretion

Vote AGAINST this change.

Allow company to make rules governing exercise of shareholders’ rights

Vote AGAINST this change.

Amendments related to takeover defenses

Vote FOR this change, unless:

•	ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

Vote FOR this change, unless:

•	The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

Vote AGAINST this change.

Reduce directors’ term in office from two years to one year

Vote FOR this change.

Limitations of liability for directors/statutory auditors

Vote FOR this change.

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Limitations of liability for external auditors

Vote AGAINST this change.

Payment of dividends at the board’s discretion

Vote AGAINST this change.

MBO-related amendments

Vote CASE-BY-CASE on this request.

Summary

The governance profile of a Japanese company is largely stipulated in its articles of incorporation. Requests for amendments cover various issues ranging from capital increases and changes to capital structures, to changes to board size and composition. Takeover defense-related changes are often included in articles as well. Once the articles are amended to authorize a company to carry out a specific action, shareholders will usually have no opportunities to vote on such action in the future. Therefore, these resolutions require scrutiny. This is particularly true under the Corporate Law, enacted in 2006, which is largely designed to give more authority to boards than under the old Commercial Code, on condition that shareholders approve changes to articles of incorporation.

5. Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless:

•	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary

Companies usually make annual bonus payments without shareholder approval as there are no legal requirements requiring companies to seek shareholder approval before making such payments. Accordingly, seeking shareholder approval itself should be viewed as a positive practice. In addition, the amounts are rarely excessive, and therefore, ISS usually supports the proposal. However, when companies suffer from poor financial and stock performance, or have experienced corporate scandals, ISS will consider recommending a vote against the proposals.

6. Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System

Retirement Bonuses

Vote FOR approval of retirement bonuses, unless:

•	Recipients include outsiders[16]; or

16.	However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

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•	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

•	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

•	Recipients include outsiders[17]; or

•	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

•	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary

The expectation of receiving a retirement bonus can serve as a disincentive for outside directors or statutory auditors to speak out against management. Accordingly, ISS opposes the payment of retirement bonuses to outsiders. In addition, if neither the individual payments nor the aggregate amount of the payments is disclosed, we oppose the payments. Furthermore, we do not believe it is appropriate to grant retirement benefits to those who can be held responsible for shareholder value destruction resulting from corporate scandals or poor financial performance.

7. Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Vote FOR approval of stock option plans, unless:

•	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

•	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

•	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Vote FOR approval of deep-discounted stock option plans, unless:

•	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

•	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

•	The maximum number of options that can be issued per year is not disclosed; or

•	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

17.	Idem

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Summary

As the number of agenda items at Japanese companies has declined in recent years, compensation-related proposals have increased in relative importance. This is particularly true of stock options, which can be beneficial or disadvantageous to independent shareholders, depending on the plan design. ISS will evaluate stock options mainly in terms of potential dilution, option recipients, exercise period, exercise price, and performance hurdles (if any).

While dilution is an important factor in evaluating options, Japanese companies’ dilution, particularly at large companies, has been modest. As such, this is seldom an issue. On the other hand, in order to align the interests of option recipients with those of independent shareholders, we believe that some mechanism to that end will be called for. We will pay attention to whether performance hurdles are disclosed in the proposal details.

8. Director Compensation Celing

Vote FOR proposals seeking to increase director fees, if:

•	The specific reason(s) for the increase are explained; or

•	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

•	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Summary

The problem with Japanese pay is not the amount, but the lack of it linking to shareholder wealth creation. Cash salaries and cash retirement bonuses, neither of which is directly linked to performance, constitute a significant portion of Japanese executives’ compensation. On the other hand, performance-based pay occupies a relatively small portion of total pay. Furthermore, equity-based incentives, notably stock options, still are not popular among Japanese executives.

Japanese companies are now required to disclose individual director pay, where total compensation exceeds JPY 100 million ($1.3 million), in their Yuho securities filings (equivalent of the 10K for U.S. companies). According to the Nikkei newspaper, there were 295 executives, of about 2,600 companies closing their books in March 2011, whose total pay exceeded JPY 100 million. The highest paid executive was Nissan Motor CEO and Chairman Carlos Ghosn whose total pay was JPY 982 million, followed by Sony CEO and Chairman Howard Stringer who received JPY 863 million in total. The data shows that of the aggregate pay for those 295 executives, three-fourths is fixed compensation (cash salaries and cash retirement bonuses) and the remaining one-fourth is performance-based pay (performance-based cash compensation and equity-based incentives).

ISS’ policy (which was updated for 2012) is intended to promote the use of performance-based compensation. ISS generally will support proposals calling for an increase in the director compensation ceiling if the increase is

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intended to introduce/increase the performance-based pay component. However, if proposals are seeking an increase in non-performance based director pay or it is unclear whether director pay is performance-based, ISS will examine capital efficiency of the company in question, notably the return on equity (ROE) trend, and the total shareholder return to determine whether management has conducted business from shareholders’ perspectives.

9. Statutory Auditor Compensation Ceiling

Vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless:

•	Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

10. Audit Firm Appointments

Vote FOR the appointment of audit firms, unless:

•	There are serious concerns related to changing auditors.

Summary

In Japan, appointment of external audit firms will be put to a shareholder vote only when companies seek to appoint new audit firms. Auditors’ term is one year, and the same auditors can be reappointed without shareholder approval. In addition, audit firm rotations are not mandated by regulations. Accordingly, unlike in the U.S., this item is not among frequent voting items at Japanese companies.

11. Share Repurchase Plans

Vote FOR the share repurchase plans, unless:

•	The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

•	There are serious concerns about a possible adverse impact on shareholder value.

12. Takeover Defense Plans (Poison Pills)

Vote FOR approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

•	The board does not include at least 20 percent (but no fewer than two) independent directors[18] after the shareholder meeting; or

•	These independent directors fail to meet ISS guidelines on board meeting attendance[19]; or

•	The directors are not subject to annual election; or

•	One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or

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18.	See “Election of Directors” for ISS criteria on independence.

19.	See “Election of Directors” for ISS criteria on board meeting attendance.

•	The trigger threshold is set less than 20 percent of shares outstanding; or

•	The duration of the poison pill exceeds three years; or

•

There are other protective or entrenchment tools that can serve as takeover defenses; including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or

•	The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

•	The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

Summary

ISS recognizes that there may be circumstances in which a well-designed poison pill may strengthen the board's negotiating position and allow it to obtain more favorable terms from an acquirer. However, this scenario only applies when the target company’s board is more concerned with shareholder value than with protecting its own position. In order for ISS to be able to support a poison pill in Japan, the above-mentioned conditions will have to be met. Interestingly, most companies which have failed to release proxy circulars at least three weeks before the meeting also failed at least one other criterion as well, implying that how early companies release their proxy materials is an excellent way to measure overall shareholder-friendliness.

ISS evaluates all poison pill proposals on a case-by-case basis, but our guidelines specify a number of necessary conditions which must all be met before we can even consider supporting a takeover defense. In the relatively few cases in which each of these necessary conditions is met, ISS will proceed to the second stage of the analysis, which is to assess the company's plans to enhance value. The implementation of a poison pill is an admission that the board sees the company as vulnerable to a takeover, so shareholders will need to see a plan to increase the share price, not merely a plan to entrench an underperforming management team.

Notwithstanding management fears, some of the companies implementing pills are in fact not especially vulnerable, because founding families, business partners, or other insiders own more than a third of outstanding shares. This is enough to veto any special resolution, such as an article amendment or a merger—meaning that even if a hostile bidder is able to accumulate a sizable stake in such a company, that bidder will be unable to force any major restructuring moves opposed by the insiders. It is difficult to see what shareholders of such a company stand to gain from a poison pill.

Importantly, the primary problem at Japanese companies is not the terms of the poison pills themselves—these are often superior to those of U.S. companies due to features such as relatively high trigger thresholds, clear sunset provisions and an absence of “dead hand” provisions. Rather, the main problem is with Japanese companies’ insider-dominated boards and insufficient disclosure. We believe that the presence of a critical mass of independent directors is essential in order to ensure that a takeover defense is used not merely to entrench management, but to contribute to the enhancement of shareholder value.

Where a company has implemented a takeover defense without shareholder approval, and that defense allows the board to block the bid without input from shareholders, ISS will consider opposing the reelection of the

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representative director(s). This decision will depend on the terms of the defense plan itself, the company’s overall governance profile (including board composition and information disclosure practices), and the company’s performance under the current management team.

In evaluating poison pill renewals, we will apply the same necessary conditions we apply to new pills. At the same time, we will examine the company’s share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.

13. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)

Vote CASE-BY-CASE on M&As and Third-Party Placements taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

14. Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶▶▶ ▶▶

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2012 Hong Kong Proxy Voting Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

ISS’ 2012 Hong Kong Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2012 Published Dec. 19, 2011

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Board of Directors

The SEHK listing rules now require that at least three independent directors be appointed to boards of listed companies. Companies are likewise required to form audit committees composed of three nonexecutive directors, a majority of whom must be independent. The committee must have as a member an independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is not required in Hong Kong, but the new listing rules state that, if such a committee exists, a majority of the committee’s members must be independent.

In cases when companies bundle the election of directors in one voting item and do not disclose the names of nominees, ISS opposes the election, as such practice restricts shareholders’ ability to block the election of individuals unfit to hold office.

Election of Directors

Generally vote FOR director nominees to the board. Vote AGAINST any nominee who:

•	Is classified by the company as independent, but fails to meet the ISS criteria for independence;

•	Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

•	Had attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation;

•	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

•	Is an executive director serving on the audit committee.

If the board is composed of less than one-third independent directors, additional criteria apply. In such cases, vote AGAINST any nominee who:

•	Is an executive director. If more than one executive director is up for election, vote against only one – generally the director with the worst attendance record;

•

Serves as a representative of one substantial shareholder; and the board is less than one-third independent because of a preponderance of executive directors and representatives of the substantial shareholder. Vote against only one representative of the substantial shareholder—generally the director with the worst attendance record.

Vote FOR the election of a CEO or company founder who is integral to the company.

ISS will recommend voting against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

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•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Remuneration

Director Fees

ISS generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Compensation Plans

ISS will recommend voting against an option scheme if:

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

Directors eligible to receive options under the scheme are involved in the administration of the scheme.

Audit

An auditor who has been removed from office has the right to attend the AGM and to make statements to members at the AGM immediately following removal. Auditors can require subsidiaries of holding companies to provide detailed information regarding their operations—an important point in Hong Kong, because holding companies are becoming the favored corporate structure for Hong Kong conglomerates.

The right of auditors to attend AGMs following removal from office is an important safeguard for shareholders because it forces the company to justify its actions. Therefore, companies usually provide reasons for changes of auditors, and opposing the reappointment of auditors would only take place in extreme circumstances.

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

There are serious concerns about the accounts presented or the audit procedures used;

The auditor is being changed without explanation; or

Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

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Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

Share Issuance Requests

General Issuance Mandate

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board’s authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a “general mandate to issue shares” without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or ‘refresh’) the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

In recent years, many institutional investors have voted against all requests to issue shares without preemptive rights in Hong Kong as this mandate is subject to abuse by companies that could issue shares at steep discounts, potentially to related parties, and renew the share issuance amount several times within a period of one year. A small number of Hong Kong companies have, recently, made mandate requests smaller than the 20 percent maximum that the Listing Rules allow.

Taking account of the views of a wide range of institutional investors with investments in Hong Kong companies, ISS will now recommend a vote supporting the General Issuance Mandate for companies that:

Limit the aggregate issuance request—that is, for the General Issuance Mandate and the Share Reissuance Mandate combined—to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

Have no history of renewing the General Issuance Mandate several times within a period of one year.

Share Repurchase Plans (Repurchase Mandate)

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title “General Mandate to Repurchase Shares,” and

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the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company’s outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company’s issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see “Share Reissuance Mandate,” below).

There are several other aspects of the authority designed to protect shareholders’ interests. As with the General Issuance Mandate, most companies use the exact wording from the official text of an amendment when making requests for such authorizations or when amending their articles to allow use of the authority and establishing reserves for that purpose.

Reissuance of Shares Repurchased (Share Reissuance Mandate)

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board’s authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

ISS will recommend a vote supporting the Share Reissuance Mandate only if:

The aggregate issuance request—that is, for the General Issuance Mandate and the Share Reissuance Mandate combined—is limited to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

The General Issuance Mandate request limits the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

The company has no history of renewing the General Issuance Mandate several times within a period of one year if it has recommended For the General Issuance Mandate.

Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis, using the methodology described under Mergers and Acquisitions in this document.

Mergers & Acquisitions

Merger and acquisition activity is regulated by the Hong Kong Code on Mergers and Takeovers, which does not have the force of law but does have the support of the SFC and the SEHK. Any person acquiring shares worth 30 percent of a company's voting rights must make a general cash offer to other shareholders. The offer should be

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at a price no less than the highest price paid by the person or group during the preceding six months. Any person holding between 30 percent and 50 percent of the voting rights who acquires an additional 2 percent of the voting rights during any 12-month period must also make a general offer for the rest of the company.

Some M&A transactions require shareholder approval in Hong Kong. For example, privatization proposals, where a major shareholder wishes to buy-out the minority shareholders in a listed company; very substantial acquisitions of assets; and very substantial disposals of assets.

ISS evaluates merger and restructuring transactions on a case-by-case basis, giving consideration to economic, operational, and governance factors. Our analyses are based on the following principles:

Current shareholders’ viewpoint: All analyses are conducted from the point of view of enhancing long-term shareholder returns for the company’s existing shareholders. Since transactions will often involve more than one corporation, this may lead to contradictory recommendations. It is important for investors to evaluate our recommendations in light of their relative investment holdings. If an investor holds many shares of company A, for whom a transaction is deemed to be favorable, and relatively few shares of company B, for whom a transaction is held to be unfavorable, it may be in the best interests of the investor to vote for the transaction for both companies rather than follow ISS’s recommendations.

Enhancing shareholder value: The fundamental objective of these analyses is to determine whether a transaction will enhance shareholder value. While the post-transaction governance structure is an important factor in the decision, the paramount concern is whether the transaction makes economic sense and is expected to produce superior shareholder returns. If poor governance is being introduced as a result of the transaction, the company must demonstrate that the economic benefits clearly outweigh any reduction in shareholder rights.

Independent evaluation: ISS prefers to see a fairness opinion prepared by a recognized investment banking firm. In transactions where inside directors or management have a conflict of interest, we prefer the assurance that the transaction was reviewed by the independent directors.

Structure of analysis

For every M&A analysis, ISS reviews publicly available information and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

Market reaction

How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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Negotiations and process

Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS Analytical Focus

The case-by-case basis is the appropriate and correct approach to analyzing M&A, but the emphasis of any ISS analysis will be first and foremost on shareholder value. ISS recognizes the importance of other factors, including corporate governance, to our clients, yet cases where corporate governance dominate an M&A vote decision will be rare.

Moreover, ISS cannot hold itself out as an industry expert. Any ISS analysis of strategic rationale will be limited to general comments on the typical strategic rationales themselves (e.g., economies of scale, aggressive/conservative synergy assumptions, horizontal vs. vertical vs. conglomerate mergers, etc.).

In short, our vote recommendation will be based on an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. However, our research product can be distinguished from traditional brokers’ analysis by the inclusion of intelligent discussions, where appropriate, of such ancillary factors.

If the shareholder value is indeed fair, then all the other considerations listed above (e.g., conflicts, process, etc.) become secondary. However, negative factors may indicate that the valuation of a proposed transaction is not in fact “fair.” For example, a poor process can lead to a less than ideal valuation, or excessive change-in-control payments may transfer some of the rightful value due shareholders to conflicted insiders. In these cases, ISS will scrutinize a deal’s valuation more closely to determine whether it is fair to shareholders despite the applicable negative ancillary factors. A transaction can be fair from a valuation standpoint despite being “unfair” in other aspects. In such cases, shareholder value is the trump card.

Asset Divestments/Purchases

Divestments

Vote recommendations on asset sales will be determined on a case-by-case basis after considering:

Impact on the balance sheet/working capital;

Potential elimination of diseconomies

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Anticipated financial and operating benefits;

Anticipated use of funds;

Value received for the asset; accountants’ report; fairness opinion (if any);

How the deal was negotiated;

Conflicts of interest.

Asset Purchases

As with disposals, vote recommendations on asset sales will be determined on a case-by-case basis taking into account:

Purchase price, including earnout and contingent payments;

independent accountants’ report;

Fairness opinion (if any);

Financial and strategic benefits;

How the deal was negotiated;

Conflicts of interest;

Other alternatives for the business;

Noncompletion risk (company’s going concern prospects, possible bankruptcy).

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2012 Australian Proxy Voting Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

ISS’ 2012 Australian Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2011

Published Dec. 19, 2011

The following guidelines apply to ASX-registered issuers and those entities listed on the ASX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in Australia typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2012 AGM season, these guidelines may be amended accordingly.

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INTRODUCTION

The principle underpinning all ISS’ recommendations is that shareholders are the owners of listed companies.20 As such, they are entitled to assess every resolution which seeks their approval in terms of how it affects their interests as the owners of the company.

Overview

Regularly occurring agenda items include:

•	Consideration of the financial statements and reports (not normally a voting item);

•	Election of directors;

•	Non-binding vote on the remuneration report;

•	Approving issue of options (or other equity securities) to directors;

•	Approving an increase in the aggregate non-executive director fee cap;

•	Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

GENERAL

Company Name Change

ISS Recommendation: Generally, FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally, FOR

ISS generally recommends FOR resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

[20]	The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

ISS will recommend AGAINST proposals to create a new class of shares with superior voting rights. Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

ISS will recommend FOR proposals to create a new class of non-voting or subvoting shares only if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Mergers and Demergers

ISS Recommendation for introduction: CASE-BY-CASE

ISS will generally recommend FOR mergers and acquisitions, and demergers/spinoffs, unless:

•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

•	The company’s structure following the acquisition or merger does not reflect good corporate governance;

•	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

Financial Statements

ISS Recommendation: Generally, FOR

ISS will recommend FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or the audit procedures used;

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

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SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

ISS Recommendation: Generally, FOR

A company’s decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Buybacks

ISS Recommendation: Generally, FOR

ISS generally recommends FOR requests to repurchase shares, unless:

•	There is clear evidence available of past abuse of this authority;

•	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm’s-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the “15-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

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Vote CASE-BY-CASE on all requests taking into consideration:

•	Dilution to shareholders;

•

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

•	Discount/premium in purchase price to the investor;

•	Use of proceeds;

•	Any fairness opinion;

•	Results in a change in control;

•	Financing or strategic alternatives explored by the company;

•	Arms-length negotiations;

•	Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), we routinely recommend in favor of such proposals.

BOARD OF DIRECTORS

Director Age Limits

ISS Recommendation: Generally, AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies’ constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

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Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size.

ISS generally recommends AGAINST resolutions that seek to remove any maximum limit on board size. All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

Classification of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS’ definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

•	Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

•	Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

•	Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

•	Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

•	Does not have a material contractual relationship with the corporate group;

•	Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

Substantial Shareholders

•	A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

•

Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

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Former Executives

•

The three-year rule is treated as a genuine “cooling off” period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

Advisers, Suppliers, Customers

•

Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent (unless a separate reason exists for classifying as non-independent).

•

The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Residual

•	A company founder is classified as non-independent under the “residual” category (other interests or relationships) even if he or she is no longer a substantial shareholder.

•	A relative of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.

•	If the company’s annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.

•

There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 20 or more years would be classified as non-independent under the residual category.

Election of Directors

ISS considers the overall composition of the board, and of the audit, remuneration, and nomination committees, as well as individual directors’ attendance records.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of their (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director’s (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

Where there is a majority-independent board (greater than 50 percent), ISS will recommend FOR the (re)election of a board-nominated director unless:

•

He or she is executive and chairperson, and no “lead director” has been appointed from among the independent directors (recommend AGAINST; but if he or she is company founder and integral to the company, recommend FOR);

•	He or she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

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•	He or she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend AGAINST);

•	He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend AGAINST);

•	He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

•

He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

•

Generally recommend AGAINST executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;

•

Recommend AGAINST a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

•	Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on the audit committee;

•	Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

•

Recommend AGAINST any director who sits on more than five other listed company boards (counting a chair as equivalent to 2 board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Combination of CEO and Chairperson

ISS Recommendation: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

Removal of Directors

ISS Recommendation: CASE-BY-CASE

The major decision factors are:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders.

REMUNERATION

Remuneration Report

ISS Recommendation: CASE-BY-CASE

ISS’ approach is to ascertain, from the remuneration report, the key positive and negative features of the company’s approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of both (a) the way in which the company pays its executives and non-executive directors and (b) the adequacy and quality of the company’s disclosure.

In relation to (a), ISS’ approach to long-term incentive plans and option plans is covered in “Remuneration of Executives: Options and Other Long-Term Incentives” below.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company’s non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

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When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach taking into account the following factors:

•	The size of the proposed increase;

•	The level of fees compared to those at peer companies;

•	The explanation the board has given for the proposed increase;

•	Whether the company has discontinued retirement benefits;

•	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

•	The company’s policy and practices on non-executive director remuneration, including equity ownership;

•	The number of directors presently on the board and any planned increases to the size of the board;

•	The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend AGAINST the increase. ISS also will recommend AGAINST a fee cap increase where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Approval of Share Plan

ISS Recommendation: Generally, FOR

This type of resolution seeks shareholder approval for the company’s non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

The ISS recommendation in such cases is generally FOR because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors—ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

Remuneration of Executive Directors: Share Incentive Schemes

ISS Recommendation: CASE-BY-CASE

ISS takes a similar approach to share incentive schemes as it does to share option plans (see “Remuneration of Executives: Options and Other Long-Term Incentives” below).

Share incentive schemes in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar instruments, all of which are economically zero exercise price options (ZEPOs).

A smaller number of share incentive schemes are structured as loan-funded share plans.

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Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put share option plans or other long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that options or other equity instruments issued under it do not count towards the “15 percent in 12 months” dilution cap (see “Issue of Shares (Placement): Advance Approval”, above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of options or shares to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. In ISS’ view—reflecting the views of many institutional investors in Australia—the carve-out is inappropriate, and long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS’ assessment of the Remuneration Report.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise Price

•

Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” options, but the following requirements in terms of vesting period, performance hurdles, etc, apply equally.)

•	Plans should not allow the repricing of underwater options.

Vesting Period

•	Should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

Performance Hurdles

•

Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

•

Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for submedian performance, and the peer group should be defensible (e.g. not too small, and not “cherry picked”).

•

A sliding-scale hurdle—under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative)—is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

•

Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.

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•

An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest—and executives to be rewarded—without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

•

Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than ZEPOs, are being granted.

•

For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

Retesting

•

A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors in markets like the U.K. do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved towards annual grants of awards that mitigate the concerns over “cliff-vesting” and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move towards reducing the number of retests to a small number, if not eliminating retesting altogether.

•

In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend AGAINST a resolution to approve the scheme in question, or a grant of options/rights under the scheme. This may also lead to an AGAINST recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

Transparency

•	Methodology for determining exercise price should be disclosed.

•	Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

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•	Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

•	Time restrictions before options can be exercised should be disclosed.

•	Any restrictions on disposing of shares received should be disclosed.

•	Full cost of options to the company should be disclosed.

•	Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

•	Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders’ Equity

•	Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

•	Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

•	Scheme should be open to all key executives.

•	Scheme should not be open to non-executive directors.

Other

•	Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).

•

Plans should include “good” leaver/“bad” leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

•	Exercise price is discounted;

•	Vesting period is too short;

•

Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

•	Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;

•	Plan allows for excessive dilution;

•	Company failed to disclose adequate information regarding any element of the scheme.

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Long-Term Incentive Plan Amendments

ISS recommendation: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend AGAINST the amendment to express dissatisfaction with the underlying terms of the plan.

Termination benefit approvals

ISS recommendation: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) “termination benefits” to senior executives at 12 months’ base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

ISS will generally recommend AGAINST resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months’ base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

AUDITORS

Reappointment of Auditor, and Authorization for the Directors to Set Auditor’s Remuneration

ISS Recommendation: Generally, FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend FOR appointment of auditors and authorizing the board to fix their remuneration, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Appointment of a New Auditor

ISS Recommendation: Generally, FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

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Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is FOR. A compelling reason might be a past association as auditor during a period of financial trouble.

MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company’s constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new “plain language,” and updated, version.

Renewal of “Proportional Takeover” Clause in Constitution

ISS Recommendation: Generally, FOR

The Australian Corporations Act allows a company to include in its constitution a clause which requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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